UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end: June 30, 2017

Date of reporting period: June 30, 2017

Item 1:	Reports to Stockholders

Annual Report
June 30, 2017

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

ESG Growth Fund

Mid Cap Growth Fund

Small Cap Dividend Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

August 4, 2017

Dear Fellow Shareholders:

The U.S economy continues on a pace of modest expansion. Importantly, slow growth has contributed to a notable absence of “excesses” that typically precede a recession. A recent uptick in growth outside the U.S has helped propel markets higher in recent months, but we see some signs of moderation ahead.

Economic Overview

While the U.S. economy is entering its ninth year of expansion, we do not see anything over the near to intermediate term that is likely to derail the status quo of slow growth and moderate inflation. Consumer spending, which accounts for almost 70% of U.S. Gross Domestic Product (GDP), has been resilient, underpinned by steady job growth, modest wage gains, and healthy consumer balance sheets. Importantly, there have been encouraging signs that both manufacturing activity and business spending is picking up after a long slump, which was initiated by a collapse in commodity prices (particularly oil) in late 2014. To be sure, the pace of GDP growth continues to lag that of previous business cycles, but the current expansion could prove to be the longest on U.S. record, given the absence of meaningful excesses that tend to trigger a downturn. Specifically, consumers are saving more, household debt levels are lower (albeit largely mortgage-related), and their debt capacity is high due to low interest rates. Also, businesses are not overinvesting in equipment, inventories or labor. Looking ahead to 2018-19, there is clearly upside if Trump Administration pro-growth policies can gain traction. The combined impact of tax reform (including repatriation), decreased regulation, infrastructure spending and investment incentives will certainly have some positive impact on growth. It remains to be seen, however, whether fiscal constraints, political realities and self-inflicted wounds will limit that potential.

In terms of monetary policy, we anticipate that the Federal Reserve will remain data dependent/market-sensitive as it seeks to “normalize” the fed funds rate and its balance sheet concurrently. The Fed recently increased the fed funds rate by 25 basis points to a range of 100-125 basis points (its fourth increase since 2015) and outlined a plan to gradually reduce the size of the balance sheet, which has swelled over 400% to nearly $4.5 trillion since mid-2007. While investors are understandably concerned that reversing the unprecedented easing actions could have onerous market and economic consequences, we believe that policy changes will be slow and protracted. To this point, one of the more notable trends in recent months has been an unexpected downshift in inflation data, which have been fairly broad-based in nature. While there have been some transitory aspects (e.g., mobile phone prices) that are one-off in nature, we believe the absence of material inflation pressures effectively gives the Fed “cover” to move slowly in normalizing monetary policy.

Outside the U.S., growth has firmed over the past several months. European economic data have surprised on the upside, with measures of business activity and consumer confidence at cycle highs. However, we do not expect further acceleration from here, considering momentum seems to be waning, as the combined impacts of a stronger euro, slower exports (particularly to China), and political uncertainties (i.e., Brexit, 2018 Italian elections) begin to weigh on sentiment and growth comparisons become more difficult. Similarly, we believe growth in China peaked during the first quarter of 2017, and tightening measures will begin to take a toll on industrial and consumption growth and, in particular, frothy property markets. There remains a risk of “disorderly” deleveraging in China, due to an unprecedented buildup in bank loans and corporate debt. Finally, while the Japanese economy continues to expand modestly, structural challenges (e.g., aging population) continue to outweigh pro-growth monetary and government policies.

Equity Strategy

Global equity markets have surged ahead over the past twelve months, with the majority of gains occurring since the U.S. elections last fall. While the prospect of pro-growth U.S. policies were initial catalysts, the rebound in global corporate earnings against a backdrop of low volatility has been key to more recent gains.

With U.S. market valuations hovering at high levels, the rebound in corporate earnings has been welcome news to investors. The broad improvement has been driven by a weaker U.S. dollar, easier comparisons in the beleaguered energy sector, improved capital spending (helping manufacturing and technology, in particular), and higher bank earnings (aided by higher interest rates). Importantly, however, much of this profit improvement has been driven by easier comparisons after a two-year slump, and earnings ahead will likely begin to correlate more closely with moderate nominal GDP growth trends, particularly later this year and into 2018.

One notable characteristic within financial markets has been the remarkably low levels of volatility that have prevailed across geographies and asset classes. We view this as a sign of investor complacency against a backdrop of some notable uncertainties that lie ahead. Prominent causes of this “low vol” environment include investor “faith” in central banks providing a constant backstop if economic flare-ups occur, along with a notable lack of economic volatility that has persisted amidst the slow growth global backdrop. We note, however, that many factors could change to alter this low volatility regime. Most notably, central banks around the world have taken on a more hawkish tone, particularly in terms of balance sheet reduction. In addition, there are ever-present risks around geopolitics (e.g., North Korea, Russia), a massive buildup in global

2	SIT MUTUAL FUNDS ANNUAL REPORT

debt (particularly in China), and emerging risks in Europe, as previously discussed.

Taking all of these factors into consideration, we believe quality, diversification, and differentiated growth are central to portfolio construction. Within U.S. portfolios, we believe a “barbell” strategy offers the most favorable risk/reward for investors. This entails a mix of holdings that are pro-cyclical and potential policy beneficiaries, including banks, technology firms, and transports as well as holdings that are more defensive in nature, such as healthcare, defense, and telecom. We believe fundamentals for the technology sector are especially attractive, as both secular (e-commerce, cloud-based computing) and cyclical (improving capex environment) drivers are contributing to exceptional earnings growth for many companies.

Outside the U.S., we generally remain constructive on European equities over the near term, given the uptick in economic growth and their attractive valuations. We are cognizant of previously-noted risks ahead, however, and have also employed a “barbell” strategy in this region, similar to our U.S. strategy. We continue to meaningfully underweight Japanese equities, due to the country’s lackluster growth outlook. While the valuations of Chinese stocks are generally attractive on a relative basis, we favor secular growers (e.g., the Internet sector) relative to cyclical firms, given the potential for a slowdown in economic growth against a backdrop of high debt levels and tightening monetary policy. Among other emerging markets, we see attractive risk/reward opportunities in India and South Korea, largely based on modest valuations relative to growth trends.

Regardless of region or sector, our research emphasis remains focused on building a diversified portfolio of quality companies that compound earnings and grow dividends on a consistent basis. We strongly believe this will reward investors over the longer term.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

JUNE 30, 2017	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s twelve-month return was +12.56%. The S&P 500® Index return was +17.89% over the period, while the Bloomberg Barclays U.S. Aggregate Bond Index lost -0.31%.

Stocks and bonds performed very differently over the past twelve months, reflecting the prospect for potential pro-growth government policies, an uptick in economic growth trends (particularly outside the U.S.), and a less-accommodative Federal Reserve. In terms of equities, we expect returns to moderate and volatility to increase from exceptionally low levels, given high valuations that are unlikely to expand further due to expectations for somewhat higher interest rates. We believe quality, diversification, and differentiated growth are central to portfolio construction. Within the equity portion of the Fund, we believe a “barbell” strategy offers the most favorable risk/reward for investors. This includes a mix of holdings that are pro-cyclical and potential policy beneficiaries, including banks, technology firms, and transports. This is balanced against holdings that are more defensive in nature, such as healthcare, defense, and telecom. Regarding performance, the Fund’s equities outperformed the S&P 500® Index over the past twelve months primarily due to strong returns generated from the technology services and electronic technology sectors.

Most bonds posted negative returns during the period, with longer-duration investments losing the most despite the flatter yield curve. Looking ahead, we expect the recently-communicated reduction in the size of the Federal Reserve’s balance sheet to continue to push interest rates higher over the next 12 to 18 months. The unwinding process, despite being communicated in advance, is expected to add to volatility and a greater range of interest rates in the coming months. Regarding performance, the fixed income portion of the Fund generated a return of +1.5%, compared to -0.3% for the Bloomberg Barclays U.S. Aggregate Bond Index. The meaningful income advantage relative to the benchmark continues to be the primary driver of returns. The portfolio also benefited from a shorter duration than the benchmark, as interest rates rose. Outperformance within the corporate

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value- weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

sector added to relative performance as did a significant underweight in the U.S. Treasury sector, as Treasuries were one of the weakest-performing sectors during the period.

As of June 30th, the asset allocation of the Fund was 62% equities, 36% fixed income, and 2% cash and equivalents.

Roger J. Sit

Bryce A. Doty

Portfolio Managers

Information on this page is unaudited.
4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2017

	Sit Balanced Fund	S&P 500® Index [1]	Bloomberg Barclays Aggregate Bond Index [2]
One Year	12.56%	17.89%	-0.31%
Five Year	9.24	14.63	2.21
Ten Year	5.75	7.18	4.48
Since Inception	6.95	9.38	5.36

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 6/30/17:	$22.71 Per Share
Net Asset Value 6/30/16:	$20.40 Per Share
Total Net Assets:	$25.2 Million

TOP HOLDINGS

Top Equity Holdings:

1. Apple, Inc.

2. Alphabet, Inc.

3. Visa, Inc.

4. Microsoft Corp.

5. Broadcom, Ltd.

Top Fixed Income Holdings:

1. BlackRock Income Trust

2. MFS Intermediate Income Trust

3. FHLMC, 5.00%, 10/1/2043

4. BlackRock Enhanced Government Fund

5. FNMA, 5.50%, 10/1/2033

Based on total net assets as of June 30, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2017. Subject to change.

Information on this page is unaudited.
JUNE 30, 2017	5

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit Balanced Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 62.4%
Commercial Services - 0.7%
1,225	Equifax, Inc.	168,340

Communications - 1.1%
650	SBA Communications Corp. *	87,685
4,150	Verizon Communications, Inc.	185,339

		273,024

Consumer Durables - 1.1%
1,450	Electronic Arts, Inc. *	153,294
1,400	Genuine Parts Co.	129,864

		283,158

Consumer Non-Durables - 4.1%
2,625	Estee Lauder Cos., Inc. - Class A	251,948
2,925	NIKE, Inc.	172,575
2,700	PepsiCo, Inc.	311,823
1,150	Philip Morris International, Inc.	135,068
1,800	Procter & Gamble Co.	156,870

		1,028,284

Consumer Services - 5.3%
2,450	CBS Corp.	156,261
1,900	Marriott International, Inc.	190,589
5,350	Starbucks Corp.	311,958
5,650	Visa, Inc.	529,857
1,400	Walt Disney Co.	148,750

		1,337,415

Electronic Technology - 7.2%
4,350	Apple, Inc.	626,487
8,400	Applied Materials, Inc.	347,004
1,875	Broadcom, Ltd.	436,969
4,000	Ciena Corp. *	100,080
4,450	Intel Corp.	150,143
325	NVIDIA Corp.	46,982
1,025	Skyworks Solutions, Inc.	98,349

		1,806,014

Energy Minerals - 2.2%
650	Chevron Corp.	67,814
2,250	Continental Resources, Inc. *	72,742
850	EOG Resources, Inc.	76,942
3,800	Marathon Petroleum Corp.	198,854
2,375	Occidental Petroleum Corp.	142,191

		558,543

Finance - 6.8%
850	Ameriprise Financial, Inc.	108,197
1,250	Chubb, Ltd.	181,725
1,175	Goldman Sachs Group, Inc.	260,732
3,250	Invesco, Ltd.	114,368
4,575	JPMorgan Chase & Co.	418,155
4,500	KeyCorp	84,330

Quantity	Name of Issuer	Fair Value ($)

1,600	Marsh & McLennan Cos., Inc.	124,736
1,050	T Rowe Price Group, Inc.	77,920
3,150	US Bancorp	163,548
3,100	Wells Fargo & Co.	171,771

		1,705,482

Health Services - 2.2%
2,000	Centene Corp. *	159,760
550	Humana, Inc.	132,341
1,400	UnitedHealth Group, Inc.	259,588

		551,689

Health Technology - 6.7%
2,550	AbbVie, Inc.	184,901
550	Alexion Pharmaceuticals, Inc. *	66,919
625	Allergan, PLC	151,931
1,450	Boston Scientific Corp. *	40,194
1,200	Celgene Corp. *	155,844
1,000	Gilead Sciences, Inc.	70,780
1,350	Incyte Corp. *	169,978
2,100	Johnson & Johnson	277,809
1,725	Medtronic, PLC	153,094
4,000	Pfizer, Inc.	134,360
1,000	Thermo Fisher Scientific, Inc.	174,470
925	Zimmer Biomet Holdings, Inc.	118,770

		1,699,050

Process Industries - 2.0%
1,850	Dow Chemical Co.	116,680
2,225	Ecolab, Inc.	295,369
300	Sherwin-Williams Co.	105,288

		517,337

Producer Manufacturing - 4.4%
825	3M Co.	171,757
1,850	Honeywell International, Inc.	246,586
1,500	Ingersoll-Rand, PLC	137,085
1,800	Raytheon Co.	290,664
600	Rockwell Automation, Inc.	97,176
1,400	United Technologies Corp.	170,954

		1,114,222

Retail Trade - 3.0%
210	Amazon.com, Inc. *	203,280
1,975	Home Depot, Inc.	302,965
1,850	TJX Cos., Inc.	133,514
390	Ulta Beauty, Inc. *	112,063

		751,822

Technology Services - 12.2%
1,400	Accenture, PLC	173,152
3,075	Adobe Systems, Inc. *	434,928
400	Alphabet, Inc. - Class A *	371,872
255	Alphabet, Inc. - Class C *	231,726

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity /Principal Amount ($)	Name of Issuer	Fair Value ($)

850	ANSYS, Inc. *	103,428
2,725	Cognizant Technology Solutions Corp.	180,940
2,875	Facebook, Inc. *	434,068
7,575	Microsoft Corp.	522,145
2,750	Oracle Corp.	137,885
2,750	PayPal Holdings, Inc. *	147,592
145	priceline.com, Inc. *	271,225
800	salesforce.com, Inc. *	69,280

		3,078,241

Transportation - 2.9%
5,025	Delta Air Lines, Inc.	270,044
925	FedEx Corp.	201,030
1,450	Union Pacific Corp.	157,920
900	United Parcel Service, Inc.	99,531

		728,525

Utilities - 0.5%
975	NextEra Energy, Inc.	136,627

Total Common Stocks (cost: $10,502,692)		15,737,773

Bonds - 33.2%
Asset-Backed Securities - 1.0%
95,086	Bayview Opportunity Master Fund, 2017-SPL1 A, 4.00%, 10/28/64 [1], 4	99,308
2,313	Citifinancial Mortgage Securities, Inc., 2004-1 AF3, 4.27%, 4/25/34 [14]	2,314
1,672	Conseco Financial Corp., 1997-7 A6, 6.76%, 7/15/28	1,677
74,989	Credit Suisse First Boston Mortgage Corp., 2005-AGE1 M3, 1.87%, 2/25/32 [1]	74,253
25,000	Hertz Vehicle Financing, LLC, Series 2016-3A, Class A, 2.27%, 7/25/20 [4]	24,793
10,105	HouseHold Home Equity Loan Trust, 2007-2 A4, 1.31%, 7/20/36 [1]	10,097
5,671	Irwin Home Equity Corp., 2005-1 M1, 5.92%, 6/25/35 [14]	5,723
16,000	New Century Home Equity Loan Trust, 2005-A A4W, 4.57%, 8/25/35 [14]	16,640
29,086	Park Place Securities, Inc., 2005-WHQ3 M2, 1.89%, 6/25/35 [1]	29,079
3,204	Residential Funding Mortgage Securities II, Inc., 2003-HI2 A6, 5.26%, 7/25/28 [14]	3,209

		267,093

Collateralized Mortgage Obligations - 5.6%
	Fannie Mae:
42,476	2004-T1 1A1, 6.00%, 1/25/44	48,113
24,963	1999-17 C, 6.35%, 4/25/29	27,462
33,411	2001-82 ZA, 6.50%, 1/25/32	37,461
90,633	2009-30 AG, 6.50%, 5/25/39	100,464
4,922	2013-28 WD, 6.50%, 5/25/42	5,567

Principal Amount ($)	Name of Issuer	Fair Value ($)

27,035	2004-W9 2A1, 6.50%, 2/25/44	31,113
70,248	2015-88 CJ, 6.50%, 7/25/44	79,918
3,829	2010-108 AP, 7.00%, 9/25/40	4,311
11,348	2004-T3, 1A3, 7.00%, 2/25/44	13,292
	Freddie Mac:
37,294	K014 1A, 2.79%, 10/25/20	37,802
30,788	4293 BA, 5.34%, 10/15/47 [1]	32,745
35,236	2102 Z, 6.00%, 12/15/28	39,277
37,180	2122 ZE, 6.00%, 2/15/29	39,905
61,868	2480 Z, 6.00%, 8/15/32	70,848
43,671	2980 QA, 6.00%, 5/15/35	49,664
18,507	2283 K, 6.50%, 12/15/23	20,077
33,013	2357 ZJ, 6.50%, 9/15/31	36,784
31,738	T-59 1A1, 6.50%, 10/25/43	37,461
65,574	4520 HM, 6.50%, 8/15/45	78,389
85,452	1142 IA, 7.00%, 10/15/21	91,722
7,539	3946 KW, 7.00%, 11/15/29	7,983
34,134	3704 CT, 7.00%, 12/15/36	39,838
26,416	2238 PZ, 7.50%, 6/15/30	31,015
	Government National Mortgage Association:
54,837	2015-80 BA, 6.98%, 6/20/45 [1]	63,489
54,289	2014-69 W, 7.26%, 11/20/34 [1]	62,798
47,876	2013-133 KQ, 7.30%, 8/20/38 [1]	56,329
30,081	2005-74 HA, 7.50%, 9/16/35	33,372
47,959	New Residential Mortgage Loan Trust,
	2016-2A B3, 5.69%, 11/26/35 [1], [4]	51,847
	Sequoia Mortgage Trust:
28,867	2013-3 A2, 2.50%, 3/25/43 [1]	27,872
14,948	2012-4 A2, 3.00%, 9/25/42 [1]	14,829
79,346	2012-1 B1, 4.24%, 1/25/42 [1]	81,879
	Vendee Mortgage Trust:
24,555	2008-1 B, 7.24%, 3/15/25 [1]	28,575
20,316	1994-2 2, 8.64%, 5/15/24 [1]	21,814

		1,404,015

Corporate Bonds - 16.7%
50,000	Adobe Systems, Inc., 3.25%, 2/1/25	51,105
25,000	Aetna, Inc., 2.80%, 6/15/23	24,957
25,000	Affiliated Managers Group, Inc., 4.25%, 2/15/24	26,168
50,000	Alphabet, Inc., 3.63%, 5/19/21	52,930
	Ameriprise Financial, Inc.:
50,000	3.70%, 10/15/24	52,224
50,000	5.30%, 3/15/20	54,066
50,000	Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	56,432
25,000	Apollo Management Holdings LP, 4.40%, 5/27/26 [4]	25,921
25,000	Apple, Inc., 3.00%, 6/20/27	24,874
25,000	Aspen Insurance Holdings, Ltd., 4.65%, 11/15/23	26,661
50,000	Athene Global Funding, 4.00%, 1/25/22 [4]	51,937
50,000	Autodesk, Inc., 3.50%, 6/15/27	49,169
25,000	AutoZone, Inc., 3.75%, 6/1/27	25,007

See accompanying notes to financial statements.
JUNE 30, 2017	7

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit Balanced Fund (Continued)

Principal Amount ($)	Name of Issuer	Fair Value ($)

50,000	Bank One Corp. (Subordinated), 7.63%, 10/15/26	64,317
25,000	Bank One Michigan (Subordinated), 8.25%, 11/1/24	32,001
50,000	Berkshire Hathaway, Inc., 3.13%, 3/15/26	50,562
	BlackRock, Inc.:
50,000	3.20%, 3/15/27	50,608
25,000	3.50%, 3/18/24	26,283
	Burlington Northern Santa Fe, LLC:
50,000	7.00%, 12/15/25	63,988
25,000	7.08%, 5/13/29	32,931
25,000	Charles Schwab Corp., 3.20%, 3/2/27	25,117
50,000	Chubb INA Holdings, Inc., 8.88%, 8/15/29	73,354
100,000	Citigroup, Inc. (Subordinated), 5.30%, 5/6/44	113,158
25,000	Coca-Cola Co., 2.50%, 4/1/23	25,058
25,000	Comcast Corp., 2.75%, 3/1/23	25,244
50,000	ConocoPhillips Co., 4.95%, 3/15/26	55,686
33,976	Continental Airlines 2000-1 Class A-1 Trust, 8.05%, 11/1/20	37,543
20,078	Continental Airlines 2012-1 Class A Trust, 4.15%, 4/11/24	21,082
25,000	Cox Enterprises, Inc., 7.38%, 7/15/27 [4]	30,689
37,711	Delta Air Lines 2007-1 Class A Trust, 6.82%, 8/10/22	43,273
46,818	Delta Air Lines 2015-1 Class AA Trust, 3.63%, 7/30/27	48,223
50,765	Doric Nimrod Air Alpha 2012-1 Class A Trust, 5.13%, 11/30/22 [4]	52,686
47,488	Doric Nimrod Air Alpha 2013-1 Trust, 5.25%, 5/30/23 [4]	49,387
25,000	Exxon Mobil Corp., 4.11%, 3/1/46	26,373
50,000	GE Capital Intl. Funding, 4.42%, 11/15/35	54,419
25,000	Gilead Sciences, Inc., 2.50%, 9/1/23	24,630
83,423	Hawaiian Airlines 2013-1 Class A, 3.90%, 1/15/26	85,300
25,000	Heineken NV, 3.50%, 1/29/28 [4]	25,371
75,000	Home Depot, Inc., 5.95%, 4/1/41	99,162
25,000	Horace Mann Educators Corp., 4.50%, 12/1/25	25,729
100,000	IBM Corp., 3.63%, 2/12/24	104,527
47,000	Ingersoll-Rand Co., 7.20%, 6/1/25	53,217
100,000	Intel Corp., 3.70%, 7/29/25	104,984
	Invesco Finance, PLC:
25,000	3.13%, 11/30/22	25,473
50,000	4.00%, 1/30/24	53,036
25,000	ITT, LLC, 7.40%, 11/15/25	31,691
25,000	Jackson National Life, 3.05%, 4/29/26 [4]	24,538
50,000	Janus Capital Group, Inc., 4.88%, 8/1/25	53,738
50,000	JPMorgan Chase & Co., 2.95%, 10/1/26	48,255
50,000	KKR Group Finance Co., 6.38%, 9/29/20 [4]	56,179
75,000	Manufacturers & Traders Trust Co. (Subordinated), 1.84%, 12/1/21 [1]	73,969
25,000	McDonald’s Corp., 3.50%, 3/1/27	25,412

Principal Amount ($)	Name of Issuer	Fair Value ($)

25,000	MidAmerican Energy Co., 3.95%, 8/1/47	25,709
50,000	Monsanto Co., 2.20%, 7/15/22	48,275
	MUFG Americas Holdings Corp.:
50,000	3.00%, 2/10/25	49,161
50,000	3.50%, 6/18/22	51,505
25,000	National Rural Utilities Cooperative Finance Corp., 8.00%, 3/1/32	36,632
50,000	NIKE, Inc., 2.38%, 11/1/26	47,433
25,000	Nordstrom, Inc., 4.00%, 3/15/27	24,464
25,000	Pfizer, Inc., 5.80%, 8/12/23	29,373
25,000	Polar Tankers, Inc., 5.95%, 5/10/37 [4]	29,716
75,000	Precision Castparts Corp., 2.50%, 1/15/23	74,802
50,000	ProAssurance Corp., 5.30%, 11/15/23	54,903
25,000	Raytheon Co., 4.88%, 10/15/40	29,170
50,000	Reinsurance Group of America, 4.70%, 9/15/23	54,247
50,000	Rockwell Collins, Inc., 3.70%, 12/15/23	52,037
50,000	Ross Stores, Inc., 3.38%, 9/15/24	50,852
50,000	Sammons Financial Group, 4.45%, 5/12/27 [4]	50,898
50,000	Santander Holdings USA, 3.70%, 3/28/22 [4]	50,646
75,000	Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	86,507
50,000	Sierra Pacific Power Co., 3.38%, 8/15/23	51,361
60,435	Spirit Airlines 2015-1A Trust, 4.10%, 4/1/28	62,852
41,320	Spirit Airlines 2015-1B Trust, 4.45%, 4/1/24	42,403
25,000	StanCorp Financial Group, Inc., 5.00%, 8/15/22	27,009
75,000	Symetra Financial Corp., 4.25%, 7/15/24	76,123
50,000	Target Corp., 3.50%, 7/1/24	51,789
25,000	TD Ameritrade Holding Corp., 3.30%, 4/1/27	24,969
50,000	TJX Cos, Inc., 2.25%, 9/15/26	46,425
25,000	UnitedHealth Group, Inc., 3.38%, 4/15/27	25,545
36,680	US Airways 2001-1C Trust (Subordinated), 7.35%, 3/20/22	40,256
100,000	US Bancorp, 3.15%, 4/27/27	100,167
2,000	Verizon Communications, 5.90%, 2/15/54	53,840
100,000	Voya Financial, Inc., 5.70%, 7/15/43	116,372
50,000	Wells Fargo & Co., 3.00%, 10/23/26	48,688
75,000	Westar Energy, Inc., 3.25%, 12/1/25	75,377
50,000	WPP Finance 2010, 3.63%, 9/7/22	51,897
25,000	Wyeth, LLC, 5.95%, 4/1/37	32,318

		4,212,365

Federal Home Loan Mortgage Corporation - 1.2%
145,670	5.00%, 10/1/43	162,104
5,490	6.00%, 10/1/21	5,728
49,733	6.50%, 2/1/22	52,918
35,586	7.50%, 7/1/29	41,245
12,008	7.50%, 11/1/36	14,514
22,458	8.00%, 2/1/34	26,761
2,339	8.38%, 5/17/20	2,398

		305,668

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer		Fair Value ($)

Federal National Mortgage Association - 2.7%
32,406	5.00%,	2/1/33	33,465
112,541	5.50%,	10/1/33	125,723
82,058	6.00%,	2/1/38	94,471
47,738	6.12%,	11/1/43	53,783
55,311	6.50%,	9/1/27	61,177
12,191	7.00%,	1/1/32	12,957
44,309	7.00%,	3/1/33	51,014
88,491	7.00%,	12/1/38	101,303
25,063	8.00%,	6/1/24	27,638
34,863	8.00%,	1/1/31	37,213
27,630	8.00%,	2/1/31	34,036
5,462	8.47%,	7/15/26	6,082
35,287	8.50%,	10/1/30	41,337

			680,199

Government National Mortgage Association - 2.2%
67,696	5.75%,	12/15/22	72,926
61,158	6.00%,	4/15/29	69,450
91,278	6.00%,	7/15/38	102,900
42,462	6.50%,	11/20/38	49,350
15,776	7.00%,	12/15/24	17,033
21,814	7.00%,	11/20/27	25,433
54,779	7.00%,	9/20/29	63,669
20,903	7.00%,	9/20/38	24,326
50,822	7.50%,	4/20/32	58,234
19,509	8.00%,	7/15/24	21,157
63,327	8.38%,	3/15/31	65,467

			569,945

Taxable Municipal Securities - 3.1%
50,000	Alaska Muni Bond Bank Auth., 5.99%, 9/1/25		53,623
75,000	City of Tooele City UT, 2.32%, 12/1/24		72,125
45,000	Kentucky Housing Corp., 3.50%, 1/1/40		45,771
50,000	Los Angeles Comm. Red. Agy., 8.00%, 9/1/38		63,183
35,622	Louisiana Housing Corp., 3.05%, 12/1/38		35,476
50,000	Macomb Interceptor Drain Drainage District, 5.50%, 5/1/30		50,127
35,000	Massachusetts Edu. Fin. Auth., 4.00%, 1/1/32		36,095
54,000	Multistate Liquidating Trust No. 1, 3.11%, 12/15/28 [4,17]		51,671
100,000	Oklahoma Dev. Fin. Auth., 4.10%, 6/1/37		100,630
50,000	Soledad Redevelopment Agency, 6.13%, 12/1/32		51,036
50,000	South Dakota Hsg. Dev. Auth., 3.89%, 5/1/32		51,198
150,000	Tennessee Valley Auth., 3.67%, 1/15/30 [6]		99,731
65,000	Texas St. Pub. Fin. Auth. Charter Sch. Fin., 8.75%, 8/15/27		69,332

			779,998

Principal Amount ($)/ Quantity	Name of Issuer	Fair Value ($)

U.S. Treasury / Federal Agency Securities - 0.7%
	U.S. Treasury Strips:
150,000	2.45%, 11/15/27 [6]	117,590
100,000	3.15%, 11/15/45 [6]	43,624
25,000	3.19%, 5/15/44 [6]	11,481

		172,695

Total Bonds (cost: $8,367,094)		8,391,978

Investment Companies - 2.3%
9,613	BlackRock Enhanced Government Fund	127,949
27,500	BlackRock Income Trust	175,175
8,700	Duff & Phelps Utility and Corporate Bond Trust	79,953
39,300	MFS Intermediate Income Trust	169,776
2,153	Nuveen Multi-Market Income Fund, Inc.	16,148

Total Investment Companies (cost: $594,973)		569,001

Short-Term Securities - 1.8%
456,926	Fidelity Instl. Money Mkt. Govt. Fund, 0.81%
Total Short-Term Securities (cost: $456,926)		456,926

Total Investments in Securities - 99.7% (cost: $19,921,685)		25,155,678
Other Assets and Liabilities, net - 0.3%		86,003

Total Net Assets - 100.0%		$25,241,681

*	Non-income producing security.

[1]	Variable rate security. Rate disclosed is as of June 30, 2017.

[4]

144A Restricted Security. The total value of such securities as of June 30, 2017 was $762,094 and represented 3.0% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[1][4]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of June 30, 2017.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

LLC — Limited Liability Company

PLC — Public Limited Company

See accompanying notes to financial statements.
JUNE 30, 2017	9

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	15,737,773	—	—	15,737,773
Asset-Backed Securities	—	267,093	—	267,093
Collateralized Mortgage Obligations	—	1,404,015	—	1,404,015
Corporate Bonds	—	4,212,365	—	4,212,365
Federal Home Loan Mortgage Corporation	—	305,668	—	305,668
Federal National Mortgage Association	—	680,199	—	680,199
Government National Mortgage Association	—	569,945	—	569,945
Taxable Municipal Securities	—	779,998	—	779,998
U.S. Treasury / Federal Agency Securities	—	172,695	—	172,695
Investment Companies	569,001	—	—	569,001
Short-Term Securities	456,926	—	—	456,926
Total:	16,763,700	8,391,978	—	25,155,678

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS ANNUAL REPORT

[This page intentionally left blank.]

JUNE 30, 2017	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +15.41% return over the last twelve months, compared to the +17.89% return for the S&P 500® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.48% as of 6/30/17, compared to 1.99% for the S&P 500® Index.

Against a backdrop of low market volatility, U.S. markets posted strong gains, driven by generally solid corporate fundamentals domestically and signs of a more durable synchronized expansion globally. While we continue to see a path for equities to continue to climb higher, we are equally cognizant of risks on the horizon, including higher interest rates, growth concerns in China, and a highly fragile geopolitical environment. Recognizing both the upside and downside potential in this environment, we have adopted a “barbell” strategy within the portfolio, increasing exposure to sectors (e.g., financials, transports, producer manufacturing) most levered to potential government policy change, while maintaining a high-quality bias in more defensive groups (e.g., health care, telecom), which should perform relatively well if volatility picks up from currently depressed levels. Regardless of sector, we remain focused on companies that have strong balance sheets, generate consistent growth in earnings and cash flow, and maintain a commitment to increasing dividends to shareholders over the longer term. To this point, 74 out of 79 companies held in the Fund raised their dividends over the past twelve months, with an average increase of just under 10%.

Despite solid absolute returns, the Fund’s performance trailed the S&P 500® Index over the past year. While we strive to outperform market indices under any market backdrop, there are times when the somewhat conservative nature of this strategy (e.g., underweighting technology sectors) will constrain results, particularly during periods of strong market returns. In this regard, a primary culprit was poor stock selection in the finance sector. The Fund’s more conservative positioning in dividend-paying REITs and property/casualty firms lagged the major banks, which significantly outperformed during the period. Poor stock selection and an over weighted position in

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

the health technology sector also detracted from relative returns. On a positive note, strong stock selection in the energy minerals, process industries, and electronic technology sectors contributed to relative returns over the past year.

Our research effort remains on high-quality companies that can deliver consistent earnings growth and a steady return of excess capital to shareholders, regardless of the economic backdrop.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.
12	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2017

	Sit Dividend Growth Fund		S&P 500® Index [1]
	Class I	Class S
One Year	15.41%	15.11%	17.89%
Five Year	12.95	12.66	14.63
Ten Year	8.04	7.77	7.18
Since Inception - Class I	9.48	n/a	8.15
(12/31/03)
Since Inception - Class S	n/a	8.72	8.00
(3/31/06)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/17:	$ 16.88 Per Share
Net Asset Value 6/30/16:	$ 15.82 Per Share
Total Net Assets:	$ 1,015.9 Million
Class S:
Net Asset Value 6/30/17:	$ 16.81 Per Share
Net Asset Value 6/30/16:	$ 15.76 Per Share
Total Net Assets:	$ 65.3 Million

Weighted Average Market Cap:	$ 127.1 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Johnson & Johnson

  3. JPMorgan Chase & Co.

  4. Verizon Communications, Inc.

  5. Apple, Inc.

  6. Dow Chemical Co.

  7. Home Depot, Inc.

  8. Broadcom, Ltd.

  9. PepsiCo, Inc.

10. Becton Dickinson and Co.

Based on total net assets as of June 30, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2017. Subject to change.

Information on this page is unaudited.
JUNE 30, 2017	13

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.4%
Communications - 3.8%
374,625	BT Group, PLC, ADR	7,271,471
305,150	CenturyLink, Inc.	7,286,982
605,925	Verizon Communications, Inc.	27,060,610

		41,619,063

Consumer Durables - 3.1%
156,625	Genuine Parts Co.	14,528,535
106,100	Newell Brands, Inc.	5,689,082
92,287	Stanley Black & Decker, Inc.	12,987,550

		33,205,167

Consumer Non-Durables - 6.5%
200,475	B&G Foods, Inc.	7,136,910
116,400	Dr Pepper Snapple Group, Inc.	10,605,204
166,200	Kraft Heinz Co.	14,233,368
182,175	PepsiCo, Inc.	21,039,391
144,850	Philip Morris International, Inc.	17,012,632

		70,027,505

Consumer Services - 4.9%
188,575	CBS Corp.	12,027,314
163,450	Starbucks Corp.	9,530,770
46,450	Time Warner, Inc.	4,664,044
127,525	Visa, Inc.	11,959,294
144,100	Walt Disney Co.	15,310,625

		53,492,047

Electronic Technology - 8.8%
187,525	Apple, Inc.	27,007,350
326,950	Applied Materials, Inc.	13,506,304
94,875	Broadcom, Ltd.	22,110,619
486,425	Intel Corp.	16,411,980
110,625	Skyworks Solutions, Inc.	10,614,469
90,475	Xilinx, Inc.	5,819,352

		95,470,074

Energy Minerals - 3.7%
67,500	Chevron Corp.	7,042,275
144,100	Marathon Petroleum Corp.	7,540,753
134,275	Occidental Petroleum Corp.	8,039,044
578,875	Suncor Energy, Inc.	16,903,150

		39,525,222

Quantity	Name of Issuer	Fair Value ($)

Finance - 15.5%
107,475	Allstate Corp.	9,505,089
310,250	CubeSmart	7,458,410
202,500	East West Bancorp, Inc.	11,862,450
29,800	Goldman Sachs Group, Inc.	6,612,620
1,032,225	Huntington Bancshares, Inc.	13,955,682
314,375	JPMorgan Chase & Co.	28,733,875
479,900	KeyCorp	8,993,326
333,350	Legg Mason, Inc.	12,720,636
109,725	Macquarie Infrastructure Corp.	8,602,440
124,641	Marsh & McLennan Cos., Inc.	9,717,012
147,275	MetLife, Inc.	8,091,288
648,775	Physicians Realty Trust	13,066,328
94,250	T Rowe Price Group, Inc.	6,994,292
285,150	US Bancorp	14,804,988
136,756	XL Group, Ltd.	5,989,913

		167,108,349

Health Services - 3.8%
70,475	Aetna, Inc.	10,700,219
155,650	Cardinal Health, Inc.	12,128,248
99,225	UnitedHealth Group, Inc.	18,398,300

		41,226,767

Health Technology - 13.6%
373,675	Abbott Laboratories	18,164,342
249,125	AbbVie, Inc.	18,064,054
61,150	Allergan, PLC	14,864,954
101,225	Becton Dickinson and Co.	19,750,010
246,250	Johnson & Johnson	32,576,412
159,925	Medtronic, PLC	14,193,344
229,102	Merck & Co., Inc.	14,683,147
445,325	Pfizer, Inc.	14,958,467

		147,254,730

Process Industries - 5.2%
411,300	Dow Chemical Co.	25,940,691
106,450	LyondellBasell Industries NV	8,983,316
111,550	Scotts Miracle-Gro Co.	9,979,263
33,275	Sherwin-Williams Co.	11,678,194

		56,581,464

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 9.3%
55,625	3M Co.	11,580,569
127,025	Honeywell International, Inc.	16,931,162
66,325	Hubbell, Inc.	7,506,000
153,925	Ingersoll-Rand, PLC	14,067,206
39,805	Lockheed Martin Corp.	11,050,266
104,000	Raytheon Co.	16,793,920
71,425	Rockwell Automation, Inc.	11,567,993
90,250	United Technologies Corp.	11,020,428

		100,517,544

Retail Trade - 4.7%
50,350	Costco Wholesale Corp.	8,052,476
157,300	Home Depot, Inc.	24,129,820
254,900	TJX Cos., Inc.	18,396,133

		50,578,429

Technology Services - 6.9%
92,825	Accenture, PLC	11,480,596
8,825	Alphabet, Inc. - Class A *	8,204,426
54,550	Intuit, Inc.	7,244,786
517,325	Microsoft Corp.	35,659,212
229,125	Oracle Corp.	11,488,328

		74,077,348

Transportation - 4.2%
98,025	Alaska Air Group, Inc.	8,798,724
183,025	Delta Air Lines, Inc.	9,835,764
59,050	FedEx Corp.	12,833,336
125,900	Union Pacific Corp.	13,711,769

		45,179,593

Quantity	Name of Issuer	Fair Value ($)

Utilities - 4.4%
137,520	DTE Energy Co.	14,548,241
116,850	NextEra Energy, Inc.	16,374,190
351,150	Southern Co.	16,813,062

		47,735,493

Total Common Stocks (cost: $897,763,541)		1,063,598,795

Short-Term Securities - 1.9%
21,242,911	Fidelity Instl. Money Mkt. Govt. Fund, 0.81%
Total Short-Term Securities (cost: $21,242,911)		21,242,911

Total Investments in Securities - 100.3% (cost: $919,006,452)		1,084,841,706
Other Assets and Liabilities, net - (0.3%)		(3,643,240)

Total Net Assets - 100.0%		$1,081,198,466

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	1,063,598,795	—	—	1,063,598,795
Short-Term Securities	21,242,911	—	—	21,242,911

Total:	1,084,841,706	—	—	1,084,841,706

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2017	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Global Dividend Growth Fund Class I generated a return +11.94% for the twelve month period ending June 30, 2017 versus a return of +18.20% for the MSCI World Index. Stock selection along with industry and geographic allocation across a broad range of sectors had a negative impact on performance, particularly in the fourth calendar quarter of 2016, as small capitalization and higher beta stocks meaningfully outperformed around the world subsequent to the U.S. presidential election.

Synchronized global growth, improving corporate earnings, benign inflation, and positive economic surprises have contributed to the solid performance of U.S. and international equities over the past twelve months. In the U.S., the Trump administration’s policies have the potential to provide a boost to economic growth if effectively implemented. However, the range of potential economic outcomes continues to be wide as Washington remains bogged down by partisan conflict and the Federal Reserve begins to unwind its bloated balance sheet. Euro Area economic data has consistently surprised to the upside over the last twelve months. Yet, economic momentum is starting to show some signs of moderation as tailwinds from a weaker euro, Chinese stimulus measures, and easier comparisons fade in the second half of 2017. We are less optimistic on Japan as our concern continues to lie in the country’s subdued economic outlook and, by extension, the limited potential for earnings growth and equity price appreciation.

Therefore, the Fund has a diversified, barbell strategy that provides what we believe is the most favorable risk/reward profile at this stage. The Fund is overweight a mix of holdings that are pro-cyclical, policy beneficiaries to include banks and transports as well as holdings that are noncyclical/defensive such as select healthcare, telecom, and insurance. We believe bank stocks will outperform going forward based on rising rates, better growth, regulatory relief, tax relief, and an M&A cycle. Within the healthcare sector, we are investing in companies that possess an attractive mix of innovation and cost savings, both of which are currently providing attractive growth at reasonable valuations.

Contributing favorably to relative performance during the twelve month period were the Fund’s holdings in insurance (Prudential, XL Group and Allianz), transportation (Delta Air Lines and Union Pacific),

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

and semiconductors (Applied Materials and Broadcom) industries. Conversely, pharmaceutical (Teva Pharmaceutical and Roche Holding) telecommunications (Verizon), and health care equipment (Medtronic and Cardinal Health) industries negatively impacted absolute and relative performance.

The Fund’s gross dividend yield (before deduction of Fund expenses) was 3.07% as of 6/30/17, compared to the 2.39% yield of the MSCI World Index. In periods of low absolute returns, the dividend component of the return becomes more significant and this should benefit the dividend paying companies that are the focus of this strategy. The portfolio emphasizes high quality, dividend paying growth stocks and continues to be well diversified. We believe the portfolio is well positioned to outperform in down markets if financial market volatility picks up, as we believe it will throughout 2017.

Roger J. Sit	Raymond E. Sit Tasha M. Murdoff
Kent L. Johnson	Michael J. Stellmacher
Portfolio Managers

Information on this page is unaudited.
16	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2017

	Sit Global Dividend Growth Fund		MSCI World Index [1]
	Class I	Class S
One Year	11.94%	11.67%	18.20%
Five Year	8.87	8.59	11.38
Since Inception	8.70	8.43	7.92
(9/30/08)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/17:	$14.54 Per Share
Net Asset Value 6/30/16:	$13.19 Per Share
Total Net Assets:	$25.6 Million
Class S:
Net Asset Value 6/30/17:	$14.53 Per Share
Net Asset Value 6/30/16:	$13.18 Per Share
Total Net Assets:	$3.3 Million

Weighted Average Market Cap:	$122.9 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. JPMorgan Chase & Co.

  3. Verizon Communications, Inc.

  4. Iberdrola SA

  5. Pfizer, Inc. 6. Nestle SA

  7. ING Groep NV, ADR

  8. Apple, Inc.

  9. Roche Holding AG

10. Diageo, PLC, ADR

Based on total net assets as of June 30, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2017. Subject to change.

Information on this page is unaudited.
JUNE 30, 2017	17

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit Global Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.0%
Asia - 5.1%
Australia - 1.1%
24,700	Amcor, Ltd.	307,705

China/Hong Kong - 1.0%
6,475	HSBC Holdings, PLC, ADR	300,375

Japan - 1.5%
61,900	Mitsubishi UFJ Financial Group, Inc., ADR	417,825

Singapore - 1.5%
1,915	Broadcom, Ltd.	446,291

Europe - 27.1%
Belgium - 1.4%
3,725	Anheuser-Busch InBev NV, ADR	411,091

France - 1.5%
1,725	Unibail-Rodamco SE	434,661

Germany - 3.9%
16,400	Allianz SE, ADR	324,310
5,500	Aurelius SE & Co.	295,581
3,675	Siemens AG	505,512

		1,125,403

Ireland - 2.0%
2,750	Accenture, PLC	340,120
2,600	Ingersoll-Rand, PLC	237,614

		577,734

Netherlands - 5.2%
34,900	ING Groep NV, ADR	606,911
4,425	LyondellBasell Industries NV	373,426
25,400	RELX NV	523,668

		1,504,005

Spain - 2.3%
83,100	Iberdrola SA	658,521

Switzerland - 6.2%
1,950	Chubb, Ltd.	283,491
7,000	Nestle SA	610,524
2,225	Roche Holding AG	568,521
1,140	Zurich Insurance Group AG	332,708

		1,795,244

United Kingdom - 4.6%
4,625	Diageo, PLC, ADR	554,214
79,025	DS Smith, PLC	487,733
13,300	WPP, PLC	280,055

		1,322,002

Quantity	Name of Issuer	Fair Value ($)

North America - 65.8%
Bermuda - 0.7%
4,700	XL Group, Ltd.	205,860

Canada - 3.5%
11,725	BCE, Inc.	528,094
10,275	Suncor Energy, Inc.	300,030
5,400	Vermilion Energy, Inc.	171,342

		999,466

United States - 61.6%
2,225	3M Co.	463,223
8,100	Abbott Laboratories	393,741
7,625	AbbVie, Inc.	552,889
3,325	Allstate Corp.	294,063
450	Alphabet, Inc. - Class A *	418,356
4,000	Apple, Inc.	576,080
8,175	Applied Materials, Inc.	337,709
4,875	Arthur J Gallagher & Co.	279,094
7,400	CenterPoint Energy, Inc.	202,612
11,625	CenturyLink, Inc.	277,605
8,900	CubeSmart	213,956
9,450	Delta Air Lines, Inc.	507,843
5,400	Domtar Corp.	207,468
6,525	Dow Chemical Co.	411,532
3,850	Genuine Parts Co.	357,126
2,875	Home Depot, Inc.	441,025
3,875	Honeywell International, Inc.	516,499
10,925	Intel Corp.	368,609
5,050	International Paper Co.	285,880
4,050	Johnson & Johnson	535,774
9,050	JPMorgan Chase & Co.	827,170
24,100	KeyCorp	451,634
3,300	Kraft Heinz Co.	282,612
1,365	Lockheed Martin Corp.	378,938
5,275	Macquarie Infrastructure Corp.	413,560
6,650	Marathon Petroleum Corp.	347,994
14,400	Microsoft Corp.	992,592
5,975	Occidental Petroleum Corp.	357,723
4,450	PepsiCo, Inc.	513,930
18,400	Pfizer, Inc.	618,056
18,500	Physicians Realty Trust	372,590
3,025	Prudential Financial, Inc.	327,124
1,825	Rockwell Automation, Inc.	295,577
3,225	Scotts Miracle-Gro Co.	288,508
8,250	Starbucks Corp.	481,058
4,800	T Rowe Price Group, Inc.	356,208
2,050	TJX Cos., Inc.	147,948
4,575	Union Pacific Corp.	498,263
2,700	United Parcel Service, Inc.	298,593
3,000	United Technologies Corp.	366,330
8,475	US Bancorp	440,022

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

15,500	Verizon Communications, Inc.	692,230
6,775	WEC Energy Group, Inc.	415,850

		17,805,594

Total Common Stocks (cost: $24,167,790)		28,311,777

Short-Term Securities - 2.5%
743,569	Fidelity Instl. Money Mkt. Govt. Fund, 0.81%
Total Short-Term Securities (cost: $743,569)		743,569

Total Investments in Securities - 100.5% (cost: $24,911,359)		29,055,346
Other Assets and Liabilities, net - (0.5%)		(158,084)

Total Net Assets - 100.0%		$28,897,262

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
JUNE 30, 2017	19

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit Global Dividend Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	—	307,705	—	307,705
Belgium	411,091	—	—	411,091
Bermuda	205,860	—	—	205,860
Canada	999,466	—	—	999,466
China/Hong Kong	300,375	—	—	300,375
France	—	434,661	—	434,661
Germany	324,310	801,093	—	1,125,403
Ireland	577,734	—	—	577,734
Japan	417,825	—	—	417,825
Netherlands	980,337	523,668	—	1,504,005
Singapore	446,291	—	—	446,291
Spain	—	658,521	—	658,521
Switzerland	283,491	1,511,753	—	1,795,244
United Kingdom	554,214	767,788	—	1,322,002
United States	17,805,594	—	—	17,805,594
Short-Term Securities	743,569	—	—	743,569
Total:	24,050,157	5,005,189	—	29,055,346

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS ANNUAL REPORT

[This page intentionally left blank.]

JUNE 30, 2017	21

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s one-year return was +21.18%, compared to the +20.42% return for the Russell 1000® Growth index. The S&P 500® Index return for the period was +17.89%.

U.S. stocks posted strong gains over the past year, as corporate earnings rebounded following several quarters of lackluster growth. Although optimism over domestic pro-growth policies has faded since the euphoria immediately following the presidential election, growth trends outside the U.S. have broadly improved over the past twelve months. While this pickup in growth has been encouraging, our view for modest global growth with moderate inflation remains intact. With valuations approaching “fair” levels for equities, we strongly believe that emphasizing quality and identifying companies with strong earnings growth prospects will differentiate performance in this environment. To this point, we continue to believe the technology sector offers significant opportunities for investors, as both secular (e.g., cloud computing, software) and cyclical (e.g., semiconductors) groups are generating earnings growth well in excess of market averages. In addition, recognizing relatively high valuations and the potential for increased volatility, the Fund has meaningful exposure to defensive areas as well, particularly healthcare and consumer-related areas.

The Fund’s strong relative and absolute performance during the past twelve months was largely due to strong stock selection and overweighted allocations in the electronic technology and technology services sectors. Strong stock selection in the finance and consumer non-durables sectors also contributed to strong relative returns. In terms of individual stocks, standout performers included Applied Materials (+74% over the past year), Broadcom (+53%), Adobe Systems (+48%), JP Morgan Chase (+51%), and Goldman Sachs (+51%). On the negative side, our holdings in the health technology and commercial services sectors lagged over the period and detracted from

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

relative returns. Stocks within these sectors that lagged over the period included Medtronic, Pfizer, Gilead Sciences, and Nielsen.

We continue to be optimistic on the outlook for companies held in the Fund and appreciate shareholders’ continued interest.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.
22	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2017

	Sit Large Cap Growth Fund	Russell 1000® Growth Index [1]	Russell 1000® Index [2]
One Year	21.18%	20.42%	18.03%
Five Year	13.27	15.30	14.67
Ten Year	7.11	8.91	7.29
Since Inception [3]	10.01	11.13	11.77
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 6/30/17:	$ 40.56 Per Share
Net Asset Value 6/30/16:	$ 36.02 Per Share
Total Net Assets:	$ 113.6 Million
Weighted Average Market Cap:	$ 179.6 Billion

TOP 10 HOLDINGS

1. Alphabet, Inc.
2. Apple, Inc.
3. Microsoft Corp.
4. Facebook, Inc.
5. Visa, Inc.
6. Adobe Systems, Inc.
7. Broadcom, Ltd.
8. PepsiCo, Inc.
9. Applied Materials, Inc.
9. priceline.com, Inc.

Based on total net assets as of June 30, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2017. Subject to change.

Information on this page is unaudited.
JUNE 30, 2017	23

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit Large Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 99.2%

Commercial Services - 1.0%
8,300	Equifax, Inc.	1,140,586

Communications - 1.4%
4,600	SBA Communications Corp. *	620,540
20,925	Verizon Communications, Inc.	934,510

		1,555,050

Consumer Durables - 1.7%
10,300	Electronic Arts, Inc. *	1,088,916
9,000	Genuine Parts Co.	834,840

		1,923,756

Consumer Non-Durables - 5.6%
18,675	Estee Lauder Cos., Inc. - Class A	1,792,426
17,650	NIKE, Inc.	1,041,350
23,900	PepsiCo, Inc.	2,760,211
8,800	Procter & Gamble Co.	766,920

		6,360,907

Consumer Services - 8.8%
18,100	CBS Corp.	1,154,418
12,700	Marriott International, Inc.	1,273,937
39,000	Starbucks Corp.	2,274,090
38,600	Visa, Inc.	3,619,908
16,200	Walt Disney Co.	1,721,250

		10,043,603

Electronic Technology - 13.6%
46,325	Apple, Inc.	6,671,727
58,900	Applied Materials, Inc.	2,433,159
13,000	Broadcom, Ltd.	3,029,650
37,000	Ciena Corp. *	925,740
21,100	Intel Corp.	711,914
8,800	NVIDIA Corp.	1,272,128
4,700	Skyworks Solutions, Inc.	450,965

		15,495,283

Energy Minerals - 1.2%
18,600	Marathon Petroleum Corp.	973,338
2,300	Pioneer Natural Resources Co.	367,034

		1,340,372

Finance - 4.7%
5,450	Chubb, Ltd.	792,321
5,400	Goldman Sachs Group, Inc.	1,198,260
20,600	JPMorgan Chase & Co.	1,882,840
18,300	Legg Mason, Inc.	698,328
10,500	T Rowe Price Group, Inc.	779,205

		5,350,954

Quantity	Name of Issuer	Fair Value ($)

Health Services - 3.5%
14,000	Centene Corp. *	1,118,320
3,500	Humana, Inc.	842,170
10,625	UnitedHealth Group, Inc.	1,970,088

		3,930,578

Health Technology - 11.0%
22,500	AbbVie, Inc.	1,631,475
4,700	Alexion Pharmaceuticals, Inc. *	571,849
4,200	Allergan, PLC	1,020,978
31,700	Boston Scientific Corp. *	878,724
8,975	Celgene Corp. *	1,165,583
8,400	Gilead Sciences, Inc.	594,552
7,850	Incyte Corp. *	988,394
13,700	Johnson & Johnson	1,812,373
14,300	Medtronic, PLC	1,269,125
22,600	Pfizer, Inc.	759,134
5,850	Thermo Fisher Scientific, Inc.	1,020,650
6,025	Zimmer Biomet Holdings, Inc.	773,610

		12,486,447

Process Industries - 3.3%
13,800	Dow Chemical Co.	870,366
14,500	Ecolab, Inc.	1,924,875
2,800	Sherwin-Williams Co.	982,688

		3,777,929

Producer Manufacturing - 7.5%
8,050	3M Co.	1,675,930
13,425	Honeywell International, Inc.	1,789,418
10,100	Ingersoll-Rand, PLC	923,039
13,500	Raytheon Co.	2,179,980
4,125	Rockwell Automation, Inc.	668,085
10,300	United Technologies Corp.	1,257,733

		8,494,185

Retail Trade - 5.5%
1,700	Amazon.com, Inc. *	1,645,600
3,800	CVS Health Corp.	305,748
15,100	Home Depot, Inc.	2,316,340
16,600	TJX Cos., Inc.	1,198,022
2,900	Ulta Beauty, Inc. *	833,286

		6,298,996

Technology Services - 25.0%
12,275	Accenture, PLC	1,518,172
23,800	Adobe Systems, Inc. *	3,366,272
1,850	Alphabet, Inc. - Class A *	1,719,908
5,966	Alphabet, Inc. - Class C *	5,421,483
7,500	ANSYS, Inc. *	912,600
21,800	Cognizant Technology Solutions Corp.	1,447,520
27,800	Facebook, Inc. *	4,197,244
70,600	Microsoft Corp.	4,866,458
19,200	Oracle Corp.	962,688

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

21,500	PayPal Holdings, Inc. *	1,153,905
1,275	priceline.com, Inc. *	2,384,913
5,400	salesforce.com, Inc. *	467,640

		28,418,803

Transportation - 4.8%
11,900	Alaska Air Group, Inc.	1,068,144
21,615	Delta Air Lines, Inc.	1,161,590
6,900	FedEx Corp.	1,499,577
9,800	Union Pacific Corp.	1,067,318
5,400	United Parcel Service, Inc.	597,186

		5,393,815

Utilities - 0.6%
5,000	NextEra Energy, Inc.	700,650

Total Common Stocks (cost: $65,174,690)		112,711,914

Quantity	Name of Issuer	Fair Value ($)

Short-Term Securities - 1.3%
1,526,296	Fidelity Instl. Money Mkt. Govt. Fund, 0.81%
Total Short-Term Securities (cost: $1,526,296)		1,526,296

Total Investments in Securities - 100.5% (cost: $66,700,986)		114,238,210
Other Assets and Liabilities, net - (0.5%)		(618,200)

Total Net Assets - 100.0%		$113,620,010

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	112,711,914	—	—	112,711,914
Short-Term Securities	1,526,296	—	—	1,526,296

Total:	114,238,210	—	—	114,238,210

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2017	25

Sit ESG Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

The Sit ESG Growth Fund Class I generated a return of +13.13% in the twelve-month period ended June 30, 2017 compared to the MSCI World Index return of +18.20%. All of the underperformance occurred during the last six months of 2016. More specifically, just over 70% of the underperformance relative to the Index is attributable to an average cash balance of 17.6% over the last six months of 2016. While the cash balance remained elevated during the first three months of the Fund’s inception as we opportunistically purchased stocks in the uncertain market environment (i.e., Brexit, U.S. political elections), the cash balance is currently at a more normalized level of roughly 3%. More recently, the Fund has outperformed the benchmark for the first six months of 2017, generating a return of +10.90% versus the MSCI World Index return of +10.66%.

Synchronized global growth, improving corporate earnings, benign inflation, and positive economic surprises have contributed to the solid performance of U.S. and international equities over the past twelve months. In the U.S., the Trump administration’s policies have the potential to provide a boost to economic growth if effectively implemented. However, the range of potential economic outcomes continues to be wide as Washington remains bogged down by partisan conflict and the Federal Reserve begins to unwind its bloated balance sheet. Euro Area economic data has consistently surprised to the upside over the last twelve months. Yet, economic momentum is starting to show some signs of moderation as tailwinds from a weaker euro, Chinese stimulus measures, and easier comparisons fade in the second half of 2017. We are less optimistic on Japan as our concern continues to lie in the country’s subdued economic outlook and, by extension, the limited potential for earnings growth and equity price appreciation.

The industries contributing most favorably to relative performance were the insurance (Prudential Financial and Allianz), transportation (Delta Air Lines and FedEx), and health care equipment & services (Humana and UnitedHealth Group). Conversely, cash was the largest detractor, followed by the technology hardware & equipment (Ingenico and Apple) and semiconductors (Intel) industries.

From a geographic standpoint, the countries of Singapore (Broadcom), United Kingdom (DS Smith and BT Group) and Netherlands (ING

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index..

Groep) added value from both an allocation and stock selection perspective. However, stocks election in the United States (Verizon, Brixmor, Occidental Petroleum and Pfizer) and France (Schlumberger and Unibail-Rodamco) negatively impacted the Fund.

The focus of the Sit ESG Fund is to invest at least 80% of the assets in companies that have strong ESG (environmental, social and corporate governance) practices. We remain positive about the long-term outlook for companies held in the Fund based on attractive valuations and sustainable earnings growth potential.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.
26	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2017

	Sit ESG Growth Fund		MSCI World Index [1]
	Class I	Class S
One Year	13.13%	12.79%	18.20%
Since Inception (6/30/16)	13.13	12.79	18.20

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/17:	$11.29	Per Share
Net Asset Value 6/30/16[2]:	$10.00	Per Share
Total Net Assets:	$2.3	Million
Class S:
Net Asset Value 6/30/17:	$11.28	Per Share
Net Asset Value 6/30/16[2]:	$10.00	Per Share
Total Net Assets:	$2.3	Million

Weighted Average Market Cap:	$124.3	Billion

2 Inception date of the Fund.

TOP 10 HOLDINGS

1. Johnson & Johnson
2. 3M Co.
3. Iberdrola SA, ADR
4. ING Groep NV, ADR
5. Ingersoll-Rand, PLC
6. Microsoft Corp.
7. Pfizer, Inc.
8. Marriott International, Inc.
9. Starbucks Corp.
10. Intel Corp.

Based on total net assets as of June 30, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2017. Subject to change.

Information on this page is unaudited.
JUNE 30, 2017	27

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit ESG Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 96.5%
Asia - 3.4%
China/Hong Kong - 1.3%
1,300	HSBC Holdings, PLC, ADR	60,307

Japan - 2.1%
2,400	Asics Corp.	44,603
8,325	Mitsubishi UFJ Financial Group, Inc., ADR	56,194

		100,797

Europe - 31.1%
Belgium - 1.6%
700	Anheuser-Busch InBev NV, ADR	77,252

France - 3.1%
685	Ingenico Group SA	62,121
3,325	Unibail-Rodamco SE, ADR	83,025

		145,146

Germany - 4.1%
5,100	Allianz SE, ADR	100,853
1,300	Siemens AG, ADR	89,895

		190,748

Ireland - 3.8%
510	Accenture, PLC	63,077
1,250	Ingersoll-Rand, PLC	114,238

		177,315

Netherlands - 4.5%
6,575	ING Groep NV, ADR	114,339
4,700	RELX NV, ADR	97,196

		211,535

Spain - 4.6%
3,850	Iberdrola SA, ADR	122,141
2,375	Industria de Diseno Textil SA	91,212

		213,353

Switzerland - 5.3%
900	Nestle SA, ADR	78,480
2,100	Roche Holding AG, ADR	66,780
3,500	Zurich Insurance Group AG, ADR	101,955

		247,215

United Kingdom - 4.1%
2,100	Coca-Cola European Partners, PLC	85,407
600	Diageo, PLC, ADR	71,898
600	Royal Dutch Shell, PLC, ADR - Class B	32,658

		189,963

Quantity	Name of Issuer	Fair Value ($)

North America - 62.0%
Canada - 3.1%
950	BCE, Inc.	42,788
3,500	Suncor Energy, Inc.	102,200

		144,988

United States - 58.9%
600	3M Co.	124,914
1,050	AbbVie, Inc.	76,136
500	Adobe Systems, Inc. *	70,720
525	Allstate Corp.	46,431
100	Alphabet, Inc. - Class A *	92,968
300	Apple, Inc.	43,206
2,225	Boston Scientific Corp. *	61,677
750	Cognizant Technology Solutions Corp.	49,800
1,500	Delta Air Lines, Inc.	80,610
1,300	Dow Chemical Co.	81,991
425	Ecolab, Inc.	56,419
320	Facebook, Inc. *	48,314
450	FedEx Corp.	97,799
375	Goldman Sachs Group, Inc.	83,212
665	Home Depot, Inc.	102,011
250	Humana, Inc.	60,155
3,050	Intel Corp.	102,907
975	Johnson & Johnson	128,983
950	JPMorgan Chase & Co.	86,830
2,500	KeyCorp	46,850
1,600	Legg Mason, Inc.	61,056
1,100	Marriott International, Inc.	110,341
1,650	Microsoft Corp.	113,734
1,100	NIKE, Inc.	64,900
700	Occidental Petroleum Corp.	41,909
800	PepsiCo, Inc.	92,392
3,375	Pfizer, Inc.	113,366
560	Prudential Financial, Inc.	60,558
350	Rockwell Automation, Inc.	56,686
1,800	Starbucks Corp.	104,958
925	T Rowe Price Group, Inc.	68,644
1,065	TJX Cos., Inc.	76,861
375	UnitedHealth Group, Inc.	69,532
2,025	Verizon Communications, Inc.	90,436
875	Visa, Inc.	82,058

		2,749,364

Total Common Stocks (cost: $3,954,682)		4,507,983

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Short-Term Securities - 3.4%
159,335	Fidelity Instl. Money Mkt. Govt. Fund, 0.81%
Total Short-Term Securities (cost: $159,335)		159,335

Total Investments in Securities - 99.9% (cost: $4,114,017)		4,667,318
Other Assets and Liabilities, net - 0.1%		2,391

Total Net Assets - 100.0%		$4,669,709

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Belgium	77,252	—	—	77,252
Canada	144,988	—	—	144,988
China/Hong Kong	60,307	—	—	60,307
France	83,025	62,121	—	145,146
Germany	190,748	—	—	190,748
Ireland	177,315	—	—	177,315
Japan	56,194	44,603	—	100,797
Netherlands	211,535	—	—	211,535
Spain	122,141	91,212	—	213,353
Switzerland	247,215	—	—	247,215
United Kingdom	189,963	—	—	189,963
United States	2,749,364	—	—	2,749,364
Short-Term Securities	159,335	—	—	159,335
Total:	4,469,382	197,936	—	4,667,318

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
JUNE 30, 2017	29

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Midcap® Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $50 million to $86 billion during the 12-month period ended June 30, 2017.

The Sit Mid Cap Growth Fund’s twelve-month return was +18.74%, compared to +17.05% for the Russell Mid Cap® Growth Index and +16.48% for the Russell Mid Cap® Index.

Stocks posted solid gains over the past year, fueled by hopes for pro-growth policy changes following the election and an improvement in corporate earnings growth as drags diminished from weak energy prices, the stronger dollar, and weak economies outside the U.S. We believe stock prices can grind higher, but earnings growth will likely be the key driver, as valuations for stocks remain generally at historically high levels. In this regard, many technology companies remain highly attractive, given the multitude of growth drivers. Additionally, a combination of our aging population and innovation are resulting in strong earnings growth in the health technology sector. Finally, from a more cyclical perspective, we believe producer manufacturing companies are increasingly attractive based on a rebound in industrial activity in most regions of the world. Regardless of sector, quality remains the overriding theme, with a particular emphasis on free cash flow generation, balance sheet strength, and earnings visibility.

The Fund posted strong returns in both absolute terms and relative to the Russell Mid Cap® Growth Index due to a combination of stock selection and sector positioning. Overweighting the strong-performing electronic technology sector, while underweighting the weak-performing consumer non-durables sector, were key positive factors. In terms of individual stocks, the top performers over the period included Arista Networks (+133% one-year return), Align Technology (+86%), Autodesk (+86%), Applied Materials (+74%), and MACOM Technology Solutions (+69%). Conversely, the Fund was hurt by poor stock selection in the health services and health technology sectors. Laggards in these sectors included Envision Healthcare, Acadia Healthcare, Novavax, Allergan and Alexion Pharmaceuticals.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Even after strong performance in recent quarters, we believe valuations for holdings within the Fund are attractive relative to both near-and longer-term growth prospects, and that our long-term investment approach will reward shareholders over time.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

Information on this page is unaudited.
30	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2017

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]
One Year	18.74%	17.05%	16.48%
Five Year	11.02	14.19	14.72
Ten Year	5.85	7.87	7.67
Since Inception (9/2/82)	11.52	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 6/30/17:	$18.06 Per Share
Net Asset Value 6/30/16:	$15.36 Per Share
Total Net Assets:	$156.3 Million
Weighted Average Market Cap:	$25.1 Billion

TOP 10 HOLDINGS

  1. Broadcom, Ltd.

  2. Ulta Beauty, Inc.

  3. Waste Connections, Inc.

  4. Ecolab, Inc.

  5. Applied Materials, Inc.

  6. priceline.com, Inc.

  7. TJX Cos., Inc.

  8. Skyworks Solutions, Inc.

  9. Alaska Air Group, Inc.

10. Arista Networks, Inc.

Based on total net assets as of June 30, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2017. Subject to change.

Information on this page is unaudited.
JUNE 30, 2017	31

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit Mid Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 95.8%
Commercial Services - 2.5%
37,900	Booz Allen Hamilton Holding Corp.	1,233,266
21,600	Cardtronics, PLC *	709,776
15,000	Equifax, Inc.	2,061,300

		4,004,342

Communications - 1.3%
15,200	SBA Communications Corp. *	2,050,480

Consumer Durables - 4.6%
20,000	Electronic Arts, Inc. *	2,114,400
15,100	Genuine Parts Co.	1,400,676
23,100	Newell Brands, Inc.	1,238,622
12,350	Snap-On, Inc.	1,951,300
5,000	Thor Industries, Inc.	522,600

		7,227,598

Consumer Non-Durables - 1.3%
48,900	Coca-Cola European Partners, PLC	1,988,763

Consumer Services - 7.0%
3,000	Chipotle Mexican Grill, Inc. *	1,248,300
43,500	Cinemark Holdings, Inc.	1,689,975
53,600	Dunkin’ Brands Group, Inc.	2,954,432
33,832	Marriott International, Inc.	3,393,688
48,900	Service Corp. International	1,635,705

		10,922,100

Electronic Technology - 13.3%
17,300	Advanced Micro Devices, Inc. *	215,904
98,400	Applied Materials, Inc.	4,064,904
22,900	Arista Networks, Inc. *	3,430,191
20,700	Broadcom, Ltd.	4,824,135
64,800	Ciena Corp. *	1,621,296
27,200	MACOM Technology Solutions Holdings, Inc. *	1,516,944
9,600	NVIDIA Corp.	1,387,776
38,300	Skyworks Solutions, Inc.	3,674,885

		20,736,035

Energy Minerals - 1.3%
39,010	Marathon Petroleum Corp.	2,041,393

Finance - 9.3%
11,400	Affiliated Managers Group, Inc.	1,890,804
7,800	Ameriprise Financial, Inc.	992,862
35,300	Arthur J Gallagher & Co.	2,020,925
23,600	First Republic Bank	2,362,360
28,500	Intercontinental Exchange, Inc.	1,878,720
51,600	Legg Mason, Inc.	1,969,056
76,400	Physicians Realty Trust	1,538,696
8,800	SVB Financial Group *	1,546,952
4,900	T Rowe Price Group, Inc.	363,629

		14,564,004

Quantity	Name of Issuer	Fair Value ($)

Health Services - 2.9%
26,300	Centene Corp. *	2,100,844
20,200	Envision Healthcare Corp. *	1,265,934
23,100	HealthSouth Corp.	1,118,040

		4,484,818

Health Technology - 9.7%
7,900	Alexion Pharmaceuticals, Inc. *	961,193
12,200	Align Technology, Inc. *	1,831,464
8,100	Allergan, PLC	1,969,029
12,000	Celgene Corp. *	1,558,440
15,800	DexCom, Inc. *	1,155,770
11,800	Incyte Corp. *	1,485,738
7,900	Jazz Pharmaceuticals, PLC *	1,228,450
19,650	Thermo Fisher Scientific, Inc.	3,428,336
11,675	Zimmer Biomet Holdings, Inc.	1,499,070

		15,117,490

Industrial Services - 2.8%
68,250	Waste Connections, Inc.	4,396,665

Process Industries - 5.1%
31,200	Ecolab, Inc.	4,141,800
18,800	International Paper Co.	1,064,268
30,800	Scotts Miracle-Gro Co.	2,755,368

		7,961,436

Producer Manufacturing - 9.7%
4,689	Adient, PLC	306,567
24,000	AMETEK, Inc.	1,453,680
18,700	Anixter International, Inc. *	1,462,340
17,700	Carlisle Cos., Inc.	1,688,580
9,300	Hubbell, Inc.	1,052,481
31,700	Ingersoll-Rand, PLC	2,897,063
46,890	Johnson Controls International, PLC	2,033,150
18,600	Mobileye NV *	1,168,080
20,100	Orbital ATK, Inc.	1,977,036
6,600	Rockwell Automation, Inc.	1,068,936

		15,107,913

Retail Trade - 6.1%
9,900	Casey’s General Stores, Inc.	1,060,389
55,300	TJX Cos., Inc.	3,991,001
15,600	Ulta Beauty, Inc. *	4,482,504

		9,533,894

Technology Services - 14.7%
18,700	ANSYS, Inc. *	2,275,416
43,500	Aspen Technology, Inc. *	2,403,810
17,900	Autodesk, Inc. *	1,804,678
36,400	Cognizant Technology Solutions Corp.	2,416,960
13,400	DST Systems, Inc.	826,780
31,275	Euronet Worldwide, Inc. *	2,732,497
30,300	Genpact, Ltd.	843,249
2,150	priceline.com, Inc. *	4,021,618

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

28,900	PTC, Inc. *	1,592,968
16,400	Splunk, Inc. *	932,996
14,700	Ultimate Software Group, Inc. *	3,087,882

		22,938,854

Transportation - 3.1%
40,100	Alaska Air Group, Inc.	3,599,376
9,400	Ryder System, Inc.	676,612
10,200	XPO Logistics, Inc. *	659,226

		4,935,214

Utilities - 1.1%
27,800	WEC Energy Group, Inc.	1,706,364

Total Common Stocks (cost: $83,721,213)		149,717,363

Quantity	Name of Issuer	Fair Value ($)

Short-Term Securities - 5.1%
7,928,619	Fidelity Instl. Money Mkt. Govt. Fund, 0.81%
Total Short-Term Securities (cost: $7,928,619)		7,928,619

Total Investments in Securities - 100.9% (cost: $91,649,832)		157,645,982
Other Assets and Liabilities, net - (0.9%)		(1,341,080)

Total Net Assets - 100.0%		$156,304,902

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	149,717,363	—	—	149,717,363
Short-Term Securities	7,928,619	—	—	7,928,619
Total:	157,645,982	—	—	157,645,982

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2017	33

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($16.0 billion as of June 30, 2017). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

The Sit Small Cap Dividend Growth Fund Class I posted a +15.84% return over the last past twelve months, comparing unfavorably to the +24.60% return for the Russell 2000® Index. The Fund’s gross dividend yield of 2.10% (before deducting Fund expenses), as of 6/30/17, compared to 1.39% for the Russell 2000® Index.

Small capitalization stocks posted solid gains over the past twelve months, as investor sentiment was boosted by higher corporate earnings and the prospect for pro-growth policies from the Trump Administration. Although progress in Washington, D.C. has been frustratingly slow, we believe there will be some traction on key initiatives, particularly deregulation and tax reductions. This should have a very positive impact on many small companies that tend to be domestically-focused and have relatively high tax burdens. We believe the financial sector, which is the heaviest-weighted group in the Fund, has the most to gain if progress is made. Regardless of sector, we remain focused on quality companies that have strong balance sheets and exhibit consistent growth in earnings, cash flow, and dividends over the longer term. We are encouraged by the significant dividend boosts for companies held in the Fund, as 71 out of 97 companies raised their dividends in the past twelve months, with an average increase of 8%.

The Fund lagged the Russell 2000® Index over the past year for three key reasons. First, we had poor stock selection in the finance (largely due to poor performance of REIT positions) and commercial services sectors. Second, the Fund’s relatively high average cash balance diluted returns amid the strong market return backdrop. Finally, many non-dividend paying stocks (particularly in technology and biotechnology), which are not part of our investment universe for this Fund, did exceptionally well over the period. On a positive note, the Fund did have many strong performers during the period, including Huntsman, Kingstone, East West Bancorp, Capella Education, and Thor Industries. Each of these stocks returned 60% or more during the past year.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

We believe the Fund offers an attractive option for investors to gain exposure to small cap stocks in a relatively conservative manner. Although the Fund struggled to keep up with surging small cap indices over the past year, we strongly believe in the long-term merits of this strategy.

Roger J. Sit	Michael T. Manns
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.
34	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2017

	Sit Small Cap Dividend Growth Fund		Russell 2000® Index 1
	Class I	Class S
One Year	15.84%	15.46%	24.60%
Since Inception (3/31/15)	7.36	7.09	7.10

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/17:	$11.47	Per Share
Net Asset Value 6/30/16:	$10.00	Per Share
Total Net Assets:	$12.7	Million
Class S:
Net Asset Value 6/30/17:	$11.46	Per Share
Net Asset Value 6/30/16:	$10.00	Per Share
Total Net Assets:	$3.5	Million

Weighted Average Market Cap:	$4.3	Billion

TOP 10 HOLDINGS

1. East West Bancorp, Inc.
2. MKS Instruments, Inc.
3. Provident Financial Services, Inc.
4. Scotts Miracle-Gro Co.
5. Wintrust Financial Corp.
6. Dunkin’ Brands Group, Inc.
7. Physicians Realty Trust
8. Legg Mason, Inc.
9. Power Integrations, Inc.
10. DST Systems, Inc.

Based on total net assets as of June 30, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2017. Subject to change.

Information on this page is unaudited.
JUNE 30, 2017	35

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit Small Cap Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 94.0%
Commercial Services - 3.6%
6,575	Booz Allen Hamilton Holding Corp.	213,951
3,350	Deluxe Corp.	231,887
4,725	Herman Miller, Inc.	143,640

		589,478

Communications - 1.4%
7,200	Shenandoah Telecommunications Co.	221,040

Consumer Durables - 5.2%
5,600	Ethan Allen Interiors, Inc.	180,880
800	Snap-On, Inc.	126,400
2,300	Thor Industries, Inc.	240,396
1,925	Toro Co.	133,383
2,350	Tupperware Brands Corp.	165,040

		846,099

Consumer Non-Durables - 4.7%
5,200	B&G Foods, Inc.	185,120
900	Carter’s, Inc.	80,055
2,800	Fresh Del Monte Produce, Inc.	142,548
2,900	Pinnacle Foods, Inc.	172,260
2,300	Sensient Technologies Corp.	185,219

		765,202

Consumer Services - 8.9%
8,800	Bloomin’ Brands, Inc.	186,824
2,625	Brinker International, Inc.	100,013
1,600	Capella Education Co.	136,960
4,925	Cinemark Holdings, Inc.	191,336
4,825	Dunkin’ Brands Group, Inc.	265,954
6,250	Service Corp. International	209,062
9,900	Time, Inc.	142,065
1,025	Vail Resorts, Inc.	207,901

		1,440,115

Electronic Technology - 4.8%
4,375	MKS Instruments, Inc.	294,438
2,425	Monolithic Power Systems, Inc.	233,770
3,400	Power Integrations, Inc.	247,860

		776,068

Energy Minerals - 1.4%
1,339	Tesoro Corp.	125,291
3,050	Vermilion Energy, Inc.	96,776

		222,067

Finance - 23.4%
4,375	BankUnited, Inc.	147,481
5,825	Berkshire Hills Bancorp, Inc.	204,749
5,775	CoBiz Financial, Inc.	100,485
3,850	Columbia Banking System, Inc.	153,423
3,325	CubeSmart	79,933

Quantity	Name of Issuer	Fair Value ($)

6,200	Donegal Group, Inc.	98,580
6,900	East West Bancorp, Inc.	404,202
1,300	Equity LifeStyle Properties, Inc.	112,242
1,900	Evercore Partners, Inc.	133,950
7,275	Farmland Partners, Inc.	65,038
5,625	Great Western Bancorp, Inc.	229,556
825	Hanover Insurance Group, Inc.	73,120
4,778	Janus Henderson Group, PLC *	158,199
9,800	Kingstone Cos, Inc.	149,940
6,550	Legg Mason, Inc.	249,948
2,050	Macquarie Infrastructure Corp.	160,720
4,750	Old National Bancorp	81,938
1,100	PacWest Bancorp	51,370
12,600	Physicians Realty Trust	253,764
2,025	Piper Jaffray Cos	121,399
11,200	Provident Financial Services, Inc.	284,256
3,800	STORE Capital Corp.	85,310
2,300	Validus Holdings, Ltd.	119,531
3,500	Wintrust Financial Corp.	267,540

		3,786,674

Health Services - 2.4%
3,625	Healthcare Services Group, Inc.	169,759
4,550	HealthSouth Corp.	220,220

		389,979

Health Technology - 4.3%
1,675	PerkinElmer, Inc.	114,134
6,300	Phibro Animal Health Corp.	233,415
2,500	STERIS, PLC	203,750
725	Teleflex, Inc.	150,626

		701,925

Industrial Services - 1.8%
1,900	EMCOR Group, Inc.	124,222
2,588	Waste Connections, Inc.	166,687

		290,909

Non-Energy Minerals - 1.5%
3,950	Commercial Metals Co.	76,748
2,000	Potlatch Corp.	91,400
2,100	US Silica Holdings, Inc.	74,529

		242,677

Process Industries - 8.7%
2,900	Apogee Enterprises, Inc.	164,836
1,900	Avery Dennison Corp.	167,903
3,575	Domtar Corp.	137,352
3,100	Green Plains, Inc.	63,705
4,650	Huntsman Corp.	120,156
1,375	Ingredion, Inc.	163,914
1,550	Neenah Paper, Inc.	124,388

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

9,475	Orion Engineered Carbons SA	189,026
3,025	Scotts Miracle-Gro Co.	270,616

		1,401,896

Producer Manufacturing - 9.1%
1,300	Applied Industrial Technologies, Inc.	76,765
4,100	Atkore International Group, Inc. *	92,455
1,700	Carlisle Cos, Inc.	162,180
2,100	Crane Co.	166,698
1,500	Hubbell, Inc.	169,755
925	Lincoln Electric Holdings, Inc.	85,183
1,375	MSA Safety, Inc.	111,609
2,250	Orbital ATK, Inc.	221,310
3,100	Oshkosh Corp.	213,528
1,075	Watsco, Inc.	165,765

		1,465,248

Retail Trade - 3.0%
2,825	Big Lots, Inc.	136,448
6,400	Camping World Holdings, Inc.	197,440
1,350	Casey’s General Stores, Inc.	144,599

		478,487

Technology Services - 3.4%
575	Blackbaud, Inc.	49,306
1,800	Broadridge Financial Solutions, Inc.	136,008
3,900	DST Systems, Inc.	240,630
3,150	ManTech International Corp.	130,347

		556,291

Quantity	Name of Issuer	Fair Value ($)

Transportation - 2.6%
2,100	Alaska Air Group, Inc.	188,497
4,725	Golar LNG, Ltd.	105,131
1,700	Ryder System, Inc.	122,366

		415,994

Utilities - 3.8%
2,000	Black Hills Corp.	134,940
1,550	Connecticut Water Service, Inc.	86,040
6,300	Covanta Holding Corp.	83,160
3,775	New Jersey Resources Corp.	149,868
2,350	Spire, Inc.	163,912

		617,920

Total Common Stocks (cost: $13,223,817)		15,208,069

Investment Companies - 0.6%
2,900	Tortoise Energy Infrastructure Corp.	88,131

(cost: $107,796)

Short-Term Securities - 6.0%
976,380	Fidelity Instl. Money Mkt. Govt. Fund, 0.81%
Total Short-Term Securities (cost: $976,380)		976,380

Total Investments in Securities - 100.6% (cost: $14,307,993)		16,272,580
Other Assets and Liabilities, net - (0.6%)		(96,021)

Total Net Assets - 100.0%		$16,176,559

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	15,208,069	—	—	15,208,069
Investment Companies	88,131	—	—	88,131
Short-Term Securities	976,380	—	—	976,380

Total:	16,272,580	—	—	16,272,580

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2017	37

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($16.0 billion as of June 30, 2017).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund returned +19.06% over the past twelve months. This compares to the return of +24.40% for the Russell 2000® Growth Index and the +24.60% return for the Russell 2000® Index.

Small stocks surged over the past year, due to a combination of hopes for policy change (following the U.S. elections last November), an uptick in corporate earnings growth, and a benign inflation/interest rate backdrop. Importantly, breadth has been broad-based, as many sectors have participated in the market rally. Technology and health care (particularly biotech) have fared particularly well, due to investors rotating towards groups with secular, differentiated growth in what remains a sluggish economic environment. With overall equity valuations at historically high levels, we strongly believe quality, growth and diversification must be emphasized, as we expect volatility to pick up (perhaps from a less-accommodative Federal Reserve) over the next several quarters. The heaviest-weighted sectors in the Fund are health technology, technology services, and electronic technology. We also have significant exposure to the finance (particularly banking) and producer manufacturing sectors, as these are cyclical groups that should respond quickly if/when the Trump Administration’s pro-growth policies, particularly tax reform, gain traction. The Fund has only modest exposure to slower-growing groups, such as utilities, energy minerals, and consumer non-durables.

The Fund’s underperformance relative to the Russell 2000® Growth Index could largely be attributed to negative stock selection in three areas: health services, technology services, and health technology. Poor performers within these sectors included Envision Healthcare, Acadia Healthcare, Manhattan Associates, Ultimate Software and Novavax. On the positive side, strong stock selection in the producer manufacturing, consumer services, and energy minerals sectors aided relative returns. Top performers across the portfolio during

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

the period included Arista Networks, Ionis Pharmaceuticals, Take-Two Interactive, Align Technology, and Western Refining.

Our research staff remains highly-focused on identifying companies that will deliver consistent long-term earnings growth. We continue to appreciate shareholders’ interest in the Fund.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.
38	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2017

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]
One Year	19.06%	24.40%	24.60%
Five Year	9.07	13.98	13.70
Ten Year	5.37	7.82	6.92
Since Inception (7/1/94)	10.10	8.03	9.46

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 6/30/17:	$54.18	Per Share
Net Asset Value 6/30/16:	$45.59	Per Share
Total Net Assets:	$90.8	Million
Weighted Average Market Cap:	$7.4	Billion

TOP 10 HOLDINGS

1. Waste Connections, Inc.
2. Skyworks Solutions, Inc.
3. First Republic Bank/CA
4. Ultimate Software Group, Inc.
5. Ulta Beauty, Inc.
6. Dunkin’ Brands Group, Inc.
7. Arista Networks, Inc.
8. K2M Group Holdings, Inc.
9. Euronet Worldwide, Inc.
10. On Assignment, Inc.

Based on total net assets as of June 30, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2017. Subject to change.

Information on this page is unaudited.
JUNE 30, 2017	39

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit Small Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 96.7%
Commercial Services - 4.3%
40,100	Booz Allen Hamilton Holding Corp.	1,304,854
12,525	Cardtronics, PLC *	411,572
8,800	Deluxe Corp.	609,136
29,400	On Assignment, Inc. *	1,592,010

		3,917,572

Communications - 1.8%
7,000	SBA Communications Corp. *	944,300
22,300	Shenandoah Telecommunications Co.	684,610

		1,628,910

Consumer Durables - 7.2%
23,500	Century Communities, Inc. *	582,800
22,600	Ethan Allen Interiors, Inc.	729,980
8,500	Snap-On, Inc.	1,343,000
20,300	Take-Two Interactive Software, Inc. *	1,489,614
12,800	Tenneco, Inc.	740,224
11,200	Thor Industries, Inc.	1,170,624
6,700	Tupperware Brands Corp.	470,541

		6,526,783

Consumer Non-Durables - 0.7%
10,200	Pinnacle Foods, Inc.	605,880

Consumer Services - 7.1%
3,000	Buffalo Wild Wings, Inc. *	380,100
7,200	Capella Education Co.	616,320
25,200	Cinemark Holdings, Inc.	979,020
31,000	Dunkin’ Brands Group, Inc.	1,708,720
5,900	Grand Canyon Education, Inc. *	462,619
28,600	Service Corp. International	956,670
6,600	Vail Resorts, Inc.	1,338,678

		6,442,127

Electronic Technology - 9.8%
5,600	Ambarella, Inc. *	271,880
11,200	Arista Networks, Inc. *	1,677,648
47,000	Ciena Corp. *	1,175,940
19,000	MACOM Technology Solutions Holdings, Inc. *	1,059,630
13,700	MKS Instruments, Inc.	922,010
9,200	Monolithic Power Systems, Inc.	886,880
21,900	Skyworks Solutions, Inc.	2,101,305
16,000	Synaptics, Inc. *	827,360

		8,922,653

Energy Minerals - 0.8%
7,332	Tesoro Corp.	686,236

Finance - 9.5%
6,100	Affiliated Managers Group, Inc.	1,011,746
10,100	East West Bancorp, Inc.	591,658
18,900	First Republic Bank/CA	1,891,890

Quantity	Name of Issuer	Fair Value ($)

26,600	Legg Mason, Inc.	1,015,056
21,200	National General Holdings Corp.	447,320
14,900	PacWest Bancorp	695,830
55,400	Physicians Realty Trust	1,115,756
6,400	SVB Financial Group *	1,125,056
14,000	Validus Holdings, Ltd.	727,580

		8,621,892

Health Services - 2.8%
8,300	Acadia Healthcare Co., Inc. *	409,854
11,800	Envision Healthcare Corp. *	739,506
21,690	Healthcare Services Group, Inc.	1,015,743
8,450	HealthSouth Corp.	408,980

		2,574,083

Health Technology - 15.3%
4,500	Alexion Pharmaceuticals, Inc. *	547,515
7,650	Align Technology, Inc. *	1,148,418
5,400	Bio-Techne Corp.	634,500
7,000	Celgene Corp. *	909,090
43,000	Corcept Therapeutics, Inc. *	507,400
13,400	DBV Technologies SA *	478,514
9,150	DexCom, Inc. *	669,322
7,700	Exact Sciences Corp. *	272,349
50,100	Halozyme Therapeutics, Inc. *	642,282
17,900	Ionis Pharmaceuticals, Inc. *	910,573
66,000	K2M Group Holdings, Inc. *	1,607,760
33,000	NxStage Medical, Inc. *	827,310
8,400	PerkinElmer, Inc.	572,376
32,000	Phibro Animal Health Corp.	1,185,600
14,700	Sarepta Therapeutics, Inc. *	495,537
15,900	STERIS, PLC	1,295,850
34,800	VWR Corp. *	1,148,748

		13,853,144

Industrial Services - 4.3%
21,400	EMCOR Group, Inc.	1,399,132
38,700	Waste Connections, Inc.	2,493,054

		3,892,186

Process Industries - 3.8%
16,200	Apogee Enterprises, Inc.	920,808
15,800	Domtar Corp.	607,036
19,600	Green Plains, Inc.	402,780
16,800	Scotts Miracle-Gro Co.	1,502,928

		3,433,552

Producer Manufacturing - 9.3%
10,800	Anixter International, Inc. *	844,560
22,325	Atkore International Group, Inc. *	503,429
15,800	Crane Co.	1,254,204
7,300	Hubbell, Inc.	826,141
8,100	IDEX Corp.	915,381

See accompanying notes to financial statements.
40	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

8,300	Lincoln Electric Holdings, Inc.	764,347
6,600	MSA Safety, Inc.	535,722
11,900	Orbital ATK, Inc.	1,170,484
9,900	Oshkosh Corp.	681,912
8,400	Wabtec Corp.	768,600
1,225	Watsco, Inc.	188,895

		8,453,675

Retail Trade - 4.2%
3,400	Big Lots, Inc.	164,220
33,550	Camping World Holdings, Inc.	1,035,017
8,400	Casey’s General Stores, Inc.	899,724
5,950	Ulta Beauty, Inc. *	1,709,673

		3,808,634

Technology Services - 11.6%
9,300	ANSYS, Inc. *	1,131,624
25,000	Aspen Technology, Inc. *	1,381,500
3,400	Blackbaud, Inc.	291,550
21,800	DST Systems, Inc.	1,345,060
18,300	Euronet Worldwide, Inc. *	1,598,871
12,550	GoDaddy, Inc. *	532,371
10,800	Manhattan Associates, Inc. *	519,048
13,100	Paycom Software, Inc. *	896,171
19,300	PTC, Inc. *	1,063,816
8,600	Ultimate Software Group, Inc. *	1,806,516

		10,566,527

Quantity	Name of Issuer	Fair Value ($)

Transportation - 3.0%
16,200	Alaska Air Group, Inc.	1,454,112
6,900	Atlas Air Worldwide Holdings, Inc. *	359,835
21,800	Marten Transport, Ltd.	597,320
4,800	Ryder System, Inc.	345,504

		2,756,771

Utilities - 1.2%
12,107	Fortis, Inc.	425,561
10,100	Spire, Inc.	704,475

		1,130,036

Total Common Stocks (cost: $57,571,908)		87,820,661

Short-Term Securities - 4.3%
3,878,475	Fidelity Instl. Money Mkt. Govt. Fund, 0.81%
Total Short-Term Securities (cost: $3,878,475)		3,878,475

Total Investments in Securities - 101.0% (cost: $61,450,383)		91,699,136
Other Assets and Liabilities, net - (1.0%)		(882,392)

Total Net Assets - 100.0%		$90,816,744

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	87,820,661	—	—	87,820,661
Short-Term Securities	3,878,475	—	—	3,878,475
Total:	91,699,136	—	—	91,699,136

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2017	41

Sit International Growth Fund

OBJECTIVE STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

For the twelve-month period ended June 30, 2017, the Sit International Growth Fund generated a return of +12.64% versus the MSCI EAFE Index return of +20.27%. Stock selection and allocation across a broad range of sectors had a negative impact on performance, particularly in the fourth calendar quarter of 2016, as small capitalization and high beta stocks meaningfully outperformed subsequent to the U.S. presidential election. However, the Fund has outperformed the benchmark for the most recent six-month period, generating a return of +15.19% versus the MSCI EAFE Index return of +13.81%. Euro Area economic data has consistently surprised to the upside over the last twelve months. Yet, economic momentum is starting to show some signs of moderation as tailwinds from a weaker euro, Chinese stimulus measures, and easier comparisons fade in the second half of 2017. We forecast that Euro Area real GDP growth in 2017 and 2018 will be relatively flat with the +1.7% rate achieved in 2016, but remain well above the +0.8% annualized rate of the last five years. The UK economy has also performed much better than initially feared by many post the EU referendum in June 2016. However, ongoing Brexit-related uncertainty, diminished confidence, weak capital formation, and slowing household spending will likely cap UK GDP growth at +1.5% in 2017 versus its five-year annualized rate of +2.1%.

We remain overweight on European equities heading into the second half of 2017, as a less-impactful political calendar should set the stage for improved political visibility and growth. However, ongoing global growth concerns, elevated equity market valuation, and central bank policies shifts will likely cause some volatility. We place an emphasis on companies that will benefit from a weak euro/ pound, Trump policy beneficiaries, and companies with exposure to the U.S. market. In terms of sector-specific exposure, we are maintaining a barbell strategy, focusing on a combination of cyclical companies that could benefit from pro-growth U.S. policies and less-cyclical companies in telecom, defense, technology, consumer non-durables, and healthcare.

We remain meaningfully underweight in Japanese equities. Our concern continues to lie in the country’s subdued economic outlook and, by extension, the limited potential for earnings growth and equity price appreciation. Where we do have exposure to Japan, we maintain a mix of defensive consumption-focused holdings that should perform well in a weak demand environment and stocks with exposure to select faster growing overseas markets that may also benefit from a cost advantage due to the weak yen.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index and MSCI EAFE Growth Index. The primary index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. This is the Fund’s primary index.

China’s real GDP growth rate likely peaked in the first half of 2017 and will moderate as the year proceeds. We expect real GDP growth to achieve the government’s goal of +6.5% in 2017 and slow a tad to +6.3% in 2018. Overall fixed investment growth will moderate as the housing market cools down due to tightening measures, and consumption growth could see a mild slowdown as well. Auto sales will be a drag due to a partial rollback of last year’s tax cuts, but stable household income from a better job market will remain supportive of overall consumption growth. Lastly, net exports will become a positive contributor to GDP growth in 2017 as external demand recovers. We remain selective in our China exposure and are positive on the Internet sector. While we could see short-term trading uncertainty after strong outperformance year-to-date, we believe the outlook for our holdings remains solid.

Roger J. Sit           Tasha M. Murdoff

Portfolio Managers

Information on this page is unaudited.
42	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2017

	Sit International Growth Fund	MSCI EAFE Index [1]	MSCI EAFE Growth Index [2]
One Year	12.64%	20.27%	15.70%
Five Year	6.56	8.69	9.19
Ten Year	0.41	1.03	2.06
Since Inception	3.98	5.36	4.36
(11/1/91)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

2 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented stocks of developed markets excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Index
Europe	69.0%	61.8%
Asia	21.4	37.6
North America	6.2	—
Africa/Middle East	—	0.6
Cash & Other Net Assets	3.4	—

Based on total net assets as of June 30, 2017. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/17:	$16.23 Per Share
Net Asset Value 6/30/16:	$14.48 Per Share
Total Net Assets:	$22.6 Million
Weighted Average Market Cap:	$74.6 Billion

TOP 10 HOLDINGS

1. Nestle SA
2. ING Groep NV
3. Iberdrola SA
4. Reckitt Benckiser Group, PLC
5. Siemens AG
6. DS Smith, PLC
7. RELX NV
8. Royal Dutch Shell, PLC, ADR
9. British American Tobacco, PLC
10. Diageo, PLC, ADR

Based on total net assets as of June 30, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2017. Subject to change.

Information on this page is unaudited.
JUNE 30, 2017	43

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit International Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 95.4%
Asia - 20.2%
Australia - 2.0%
19,900	Amcor, Ltd.	247,908
8,300	Westpac Banking Corp., ADR	194,220

		442,128

China/Hong Kong - 5.7%
32,200	AIA Group, Ltd.	235,587
2,350	Alibaba Group Holding, Ltd., ADR *	331,115
7,025	HSBC Holdings, PLC, ADR	325,890
10,900	Tencent Holdings, Ltd.	391,037

		1,283,629

Japan - 8.0%
12,900	Asics Corp.	239,742
16,300	Daicel Corp.	203,730
600	Keyence Corp.	264,137
4,200	Makita Corp.	155,543
43,000	Mitsubishi UFJ Financial Group, Inc., ADR	290,250
3,500	Secom Co., Ltd.	266,298
8,400	Suzuki Motor Corp.	400,159

		1,819,859

Singapore - 2.4%
1,600	Broadcom, Ltd.	372,880
12,000	DBS Group Holdings, Ltd.	180,609

		553,489

South Korea - 2.1%
6,200	Korea Electric Power Corp.	221,090
235	Samsung Electronics Co., Ltd., GDR *	243,640

		464,730

Europe - 69.0%
Belgium - 1.4%
2,870	Anheuser-Busch InBev NV, ADR	316,733

Denmark - 1.0%
5,900	Danske Bank A/S	226,991

France - 10.4%
8,250	AXA SA	225,913
4,870	BNP Paribas SA	350,605
3,225	Dassault Systemes SA	289,254
2,506	DBV Technologies SA *	176,871
2,200	Ingenico Group SA	199,513
4,400	Safran SA	403,509
5,000	Schneider Electric SE	384,248
1,265	Unibail-Rodamco SE	318,751

		2,348,664

Quantity	Name of Issuer	Fair Value ($)

Germany - 5.1%
2,000	Allianz SE	394,685
4,160	Aurelius SE & Co.	223,567
3,900	Siemens AG	536,462

		1,154,714

Ireland - 2.2%
5,800	CRH, PLC, ADR	205,726
3,200	Medtronic, PLC	284,000

		489,726

Netherlands - 11.2%
1,700	ASML Holding NV	221,527
3,725	Galapagos NV *	284,764
34,900	ING Groep NV	602,472
6,500	Koninklijke Philips NV	232,830
4,400	LyondellBasell Industries NV	371,316
5,650	Mobileye NV *	354,820
22,800	RELX NV	470,064

		2,537,793

Spain - 4.1%
70,100	Iberdrola SA	555,503
9,900	Industria de Diseno Textil SA	380,210

		935,713

Sweden - 2.0%
5,200	Hexagon AB	247,050
17,000	Nordea Bank AB	216,519

		463,569

Switzerland - 8.3%
120	Interroll Holding AG	160,184
7,470	Nestle SA	651,516
4,650	Novartis AG	388,399
1,470	Roche Holding AG	375,607
1,020	Zurich Insurance Group AG	297,686

		1,873,392

United Kingdom - 23.3%
12,600	Ashtead Group, PLC	260,728
4,275	ASOS, PLC *	319,985
25,300	Babcock International Group, PLC	290,129
26,500	BAE Systems, PLC	218,766
6,400	British American Tobacco, PLC	436,117
5,800	BT Group, PLC, ADR	112,578
3,400	Cardtronics, PLC *	111,724
19,900	Cineworld Group, PLC	181,879
5,400	Coca-Cola European Partners, PLC	219,618
3,475	Diageo, PLC, ADR	416,409
76,700	DS Smith, PLC	473,383
66,700	Greencore Group, PLC	213,788
29,401	Just Eat, PLC *	250,960

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

12,200	Prudential, PLC	280,038
5,375	Reckitt Benckiser Group, PLC	544,883
4,500	Royal Dutch Shell, PLC, ADR - Class A	239,355
3,700	Royal Dutch Shell, PLC, ADR - Class B	201,391
2,700	STERIS, PLC	220,050
13,400	WPP, PLC	282,161

		5,273,942

North America - 6.2%
Canada - 3.9%
4,650	BCE, Inc.	209,436
13,100	Suncor Energy, Inc.	382,520
4,650	Waste Connections, Inc.	299,553

		891,509

United States - 2.3%
3,250	Euronet Worldwide, Inc. *	283,953
120	priceline.com, Inc. *	224,462

		508,415

Total Common Stocks (cost: $18,226,169)		21,584,996

Investment Companies - 1.2%
8,700	iShares MSCI India ETF	279,270

(cost: $258,887)

Short-Term Securities - 2.5%
553,666	Fidelity Instl. Money Mkt. Govt. Fund, 0.81%
Total Short-Term Securities (cost: $553,666)		553,666

Total Investments in Securities - 99.1% (cost: $19,038,722)		22,417,932
Other Assets and Liabilities, net - 0.9%		200,082

Total Net Assets - 100.0%		$22,618,014

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
JUNE 30, 2017	45

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	194,220	247,908	—	442,128
Belgium	316,733	—	—	316,733
Canada	891,509	—	—	891,509
China/Hong Kong	657,005	626,624	—	1,283,629
Denmark	—	226,991	—	226,991
France	—	2,348,664	—	2,348,664
Germany	—	1,154,714	—	1,154,714
Ireland	489,726	—	—	489,726
Japan	290,250	1,529,609	—	1,819,859
Netherlands	1,180,493	1,357,300	—	2,537,793
Singapore	372,880	180,609	—	553,489
South Korea	—	464,730	—	464,730
Spain	—	935,713	—	935,713
Sweden	—	463,569	—	463,569
Switzerland	160,184	1,713,208	—	1,873,392
United Kingdom	1,521,125	3,752,817	—	5,273,942
United States	508,415	—	—	508,415
Investment Companies	279,270	—	—	279,270
Short-Term Securities	553,666	—	—	553,666
Total:	7,415,476	15,002,456	—	22,417,932

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS ANNUAL REPORT

[This page intentionally left blank.]

JUNE 30, 2017	47

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Developing Markets Growth Fund advanced +24.56% for the twelve-month period ended June 30, 2017, outperforming the MSCI Emerging Markets Index’s +21.18%. The consumer services (TAL Education), pharmaceuticals (CSPC Pharmaceutical), and retailing (JD.com) sectors helped contribute to relative outperformance. However, the sectors of food, beverage & tobacco (Anheuser-Busch InBev, British American Tobacco Malaysia), utilities (Korea Electric Power), and media (CJ CGV) hurt performance. Stock selection in China and South Africa was beneficial to returns. Conversely, stock selection was negative in South Korea.

China’s real GDP growth likely peaked in the first quarter of 2017 and will moderate during the year. We expect GDP growth to achieve the government’s goal of +6.5% in 2017 and slow to +6.3% in 2018. Overall fixed investment growth will moderate as the housing market cools down due to tightening measures, and consumption growth could see a mild slowdown from the rollback of tax cuts on autos. China’s financial deleveraging process will similarly slow growth.

India’s fourth quarter of FY17 growth of +6.1% was weaker than estimated due to the continued effects of the currency demonetization in November 2016, which impacted the construction, financial and real estate sectors. We expect stronger growth in FY18 of +7.4%, as the currency demonetization headwind lessens. In South Korea, fiscal spending should drive the economy, as newly-elected President Moon Jae-in has set aside a $9.8 billion (0.7% of GDP) supplementary budget to raise the minimum wage and create jobs. South Korea’s economy should also benefit from strong export growth (e.g., mobile memory, phones).

In Latin America, Mexico’s and Brazil’s economic growth outlook is uncertain. The United States’ decision to renegotiate the North American Free Trade Agreement (NAFTA) remains an overhang for the Mexican economy. In Brazil, President Michel Temer faces corruption charges from the Supreme Court. We see reforms likely being delayed, resulting in a continued weak economy. Brazil’s GDP fell -0.4% year-over-year in the first quarter of 2017, on falling private consumption and investments.

We are most positive on the China, India, and South Korean markets. In China, better than expected macro data, easing capital outflow concerns, and improving earnings should continue to drive performance.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

We remain selective in China and are positive on the Internet sector. India’s GDP growth should recover post the currency demonetization, with strength led by the consumer. India will also implement the Goods & Services Tax, which should increase economic growth as it simplifies the tax structure and removes tax cheating. We are positive on India’s economic-driven growth stories (i.e., financials, technology, and consumer stocks). In South Korea, we prefer global technology, utilities, and banks.

In Latin America, we remain underweight Mexico and Brazil, given economic uncertainty from the NAFTA renegotiation impact on Mexico and political paralysis in Brazil. Our investment strategy in Mexico is focused on consumer stocks. In Brazil, we are maintaining a defensive strategy, owning consumer staples and exporters.

Roger J. Sit         Raymond E. Sit

Portfolio Managers

Information on this page is unaudited.
48	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN as of June 30, 2017
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]	MSCI Emerging Markets Growth Index [2]
One Year	24.56%	21.18%	24.13%
Five Year	2.19	1.52	4.35
Ten Year	-0.33	-0.47	0.35
Since Inception	3.99	3.30	n/a
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	67.9%	73.1%
Africa/Middle East	11.0	8.1
Latin America	9.8	12.3
North America	3.5	—
Europe	3.1	6.5
Cash & Other Net Assets	4.7	—

Based on total net assets as of June 30, 2017. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/17:	$15.23 Per Share
Net Asset Value 6/30/16:	$12.26 Per Share
Total Net Assets:	$9.6 Million
Weighted Average Market Cap:	$84.3 Billion

TOP 10 HOLDINGS

  1. Tencent Holdings, Ltd.

  2. Samsung Electronics Co., Ltd.

  3. TAL Education Group, ADR

  4. Naspers, Ltd.

  5. Alibaba Group Holding, Ltd., ADR

  6. Shinhan Financial Group Co., Ltd.

  7. iShares MSCI India ETF

  8. Taiwan Semiconductor Co.

  9. China Construction Bank Corp.

10. JD.com, Inc., ADR

Based on total net assets as of June 30, 2017. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2017. Subject to change.

Information on this page is unaudited.
JUNE 30, 2017	49

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit Developing Markets Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 92.3%
Africa/Middle East - 11.0%
Israel - 2.5%
3,050	NICE Systems, Ltd., ADR	240,096

South Africa - 8.5%
7,600	Bid Corp., Ltd.	173,609
9,775	Bidvest Group, Ltd.	117,714
1,925	Naspers, Ltd.	379,096
5,000	Sasol, Ltd., ADR	139,750

		810,169

Asia - 64.9%

China/Hong Kong - 31.5%
14,600	AIA Group, Ltd.	106,819
2,375	Alibaba Group Holding, Ltd., ADR *	334,638
320,000	China Construction Bank Corp.	248,847
7,375	China Life Insurance Co., Ltd., ADR	113,133
63,000	China Mengniu Dairy Co., Ltd. *	123,527
4,450	China Mobile, Ltd., ADR	236,251
2,600	China Petroleum & Chemical Corp., ADR	204,360
162,000	CSPC Pharmaceutical Group, Ltd.	236,619
2,600	Ctrip.com International, Ltd., ADR *	140,036
24,000	ENN Energy Holdings, Ltd.	144,794
1,600	Hong Kong Exchanges & Clearing, Ltd.	41,335
6,150	JD.com, Inc., ADR *	241,203
3,400	TAL Education Group, ADR	415,854
11,900	Tencent Holdings, Ltd.	426,912

		3,014,328

India - 3.3%
2,150	HDFC Bank, Ltd., ADR	186,986
3,925	Tata Motors, Ltd., ADR	129,579

		316,565

Indonesia - 1.8%
258,500	Astra International Tbk PT	173,194

Japan - 1.8%
3,600	Suzuki Motor Corp.	171,497

Singapore - 3.6%
675	Broadcom, Ltd.	157,309
12,300	DBS Group Holdings, Ltd.	185,125

		342,434

South Korea - 11.1%
1,040	CJ CGV Co., Ltd.	66,928
3,625	Korea Electric Power Corp.	129,266
325	Medy-Tox, Inc.	159,152
200	Samsung Electronics Co., Ltd.	416,564
6,700	Shinhan Financial Group Co., Ltd.	289,073

		1,060,983

Quantity	Name of Issuer	Fair Value ($)

Taiwan - 8.8%
82,086	Cathay Financial Holding Co., Ltd.	135,116
27,148	Hon Hai Precision Industry Co., Ltd., GDR	209,343
16,000	President Chain Store Corp.	143,764
37,482	Taiwan Semiconductor Co.	256,085
2,800	Taiwan Semiconductor Co., ADR	97,888

		842,196

Thailand - 1.7%
28,100	Bangkok Bank PCL	162,843

Turkey - 1.3%
51,000	Kordsa Global Endustriyel Iplik A/S	121,438

Europe - 3.1%
Belgium - 1.5%
1,350	Anheuser-Busch InBev NV, ADR	148,986

Netherlands - 1.6%
2,425	Mobileye NV *	152,290

Latin America - 9.8%
Brazil - 5.2%
30,725	Ambev SA, ADR	168,680
12,076	Banco Bradesco SA	102,611
3,400	Embraer SA, ADR	61,982
19,000	Qualicorp SA	165,459

		498,732

Chile - 2.6%
5,500	Banco Santander Chile, ADR	139,761
14,600	Geopark, Ltd. *	110,230

		249,991

Peru - 2.0%
5,400	Southern Copper Corp.	187,005

North America - 3.5%
Mexico - 1.4%
34,800	Alsea SAB de CV	131,923

United States - 2.1%
925	Skyworks Solutions, Inc.	88,754
1,575	Tupperware Brands Corp.	110,612

		199,366

Total Common Stocks
(cost: $6,662,637)		8,824,036

Investment Companies - 3.0%
8,900	iShares MSCI India ETF	285,690

(cost: $261,167)

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Short-Term Securities - 4.7%
453,412	Fidelity Instl. Money Mkt. Govt. Fund, 0.81%
Total Short-Term Securities
(cost: $453,412)		453,412

Total Investments in Securities - 100.0%
(cost: $7,377,216)		9,563,138
Other Assets and Liabilities, net - 0.0%		(2,023)

Total Net Assets - 100.0%		$9,561,115

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
JUNE 30, 2017	51

SCHEDULE OF INVESTMENTS

June 30, 2017

Sit Developing Markets Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Belgium	148,986	—	—	148,986
Brazil	498,732	—	—	498,732
Chile	249,991	—	—	249,991
China/Hong Kong	1,685,475	1,328,853	—	3,014,328
India	316,565	—	—	316,565
Indonesia	—	173,194	—	173,194
Israel	240,096	—	—	240,096
Japan	—	171,497	—	171,497
Mexico	131,923	—	—	131,923
Netherlands	152,290	—	—	152,290
Peru	187,005	—	—	187,005
Singapore	157,309	185,125	—	342,434
South Africa	139,750	670,419	—	810,169
South Korea	—	1,060,983	—	1,060,983
Taiwan	97,888	744,308	—	842,196
Thailand	—	162,843	—	162,843
Turkey	—	121,438	—	121,438
United States	199,366	—	—	199,366
Investment Companies	285,690	—	—	285,690
Short-Term Securities	453,412	—	—	453,412
Total:	4,944,478	4,618,660	—	9,563,138

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
52	SIT MUTUAL FUNDS ANNUAL REPORT

[This page intentionally left blank.]

JUNE 30, 2017	53

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2017

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$19,921,685	$919,006,452	$24,911,359

Investments in securities, at fair value - see accompanying schedule for detail	$25,155,678	$1,084,841,706	$29,055,346
Cash in bank on demand deposit	—	—	—
Accrued interest and dividends receivable	79,068	1,779,501	99,879
Receivable for investment securities sold	158,660	12,977,543	92,019
Receivable for Fund shares sold	28,485	2,258,507	402

Total assets	25,421,891	1,101,857,257	29,247,646

LIABILITIES
Payable for investment securities purchased	128,539	18,747,574	319,933
Payable for Fund shares redeemed	29,588	1,013,084	—
Cash portion of dividends payable to shareholders	—	278	—
Accrued investment management fees and advisory fees	22,083	884,224	29,784
Accrued 12b-1 fees (Class S)	—	13,631	667

Total liabilities	180,210	20,658,791	350,384

Net assets applicable to outstanding capital stock	$25,241,681	$1,081,198,466	$28,897,262

Net assets consist of:
Capital (par value and paid-in surplus)	$19,320,813	$863,060,053	$25,537,200
Undistributed (distributions in excess of) net investment income (loss)	82,423	3,846,558	142,589
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	604,452	48,456,601	(926,330)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	5,233,993	165,835,254	4,143,803

	$25,241,681	$1,081,198,466	$28,897,262

Outstanding shares:
Common Shares (Class I) *	1,111,461	60,186,464	1,761,982

Common Shares (Class S) *	—	3,883,306	225,389

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$25,241,681	$1,015,920,109	$25,622,970

Common Shares (Class S) *	—	65,278,357	3,274,292

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$22.71	$16.88	$14.54

Common Shares (Class S) *	—	$16.81	$14.53

*	Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.
54	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$66,700,986	$4,114,017	$91,649,832	$14,307,993	$61,450,383	$19,038,722	$7,377,216

$114,238,210	$4,667,318	$157,645,982	$16,272,580	$91,699,136	$22,417,932	$9,563,138
—	—	—	—	—	—	745
54,019	7,680	76,659	26,304	61,248	110,179	37,239
2,856,664	—	—	46,745	200,163	—	—
45,126	—	3,324	2,274	1,449	118,735	577

117,194,019	4,674,998	157,725,965	16,347,903	91,961,996	22,646,846	9,601,699

730,215	—	1,218,513	154,170	1,031,557	—	23,831
2,746,487	—	39,819	—	736	1,101	1,406
—	—	—	—	—	—	—
97,307	4,811	162,731	16,467	112,959	27,731	15,347
—	478	—	707	—	—	—

3,574,009	5,289	1,421,063	171,344	1,145,252	28,832	40,584

$113,620,010	$4,669,709	$156,304,902	$16,176,559	$90,816,744	$22,618,014	$9,561,115

$56,667,447	$4,143,849	$86,329,789	$14,493,192	$57,543,259	$20,004,134	$7,557,770
280,441	32,139	4,961	44,366	—	177,221	—

9,134,898	(59,584)	3,974,002	(325,586)	3,024,732	(940,898)	(182,555)

47,537,224	553,305	65,996,150	1,964,587	30,248,753	3,377,557	2,185,900

$113,620,010	$4,669,709	$156,304,902	$16,176,559	$90,816,744	$22,618,014	$9,561,115

2,801,603	208,053	8,656,821	1,109,038	1,676,055	1,393,654	627,727

—	205,812	—	302,085	—	—	—

$113,620,010	$2,348,987	$156,304,902	$12,715,645	$90,816,744	$22,618,014	$9,561,115

—	2,320,722	—	3,460,914	—	—	—

$40.56	$11.29	$18.06	$11.47	$54.18	$16.23	$15.23

—	$11.28	—	$11.46	—	—	—

JUNE 30, 2017	55

STATEMENTS OF OPERATIONS

Year Ended June 30, 2017

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$307,990	$25,589,497	$764,072
Interest	232,207	69,298	3,194

Total income	540,197	25,658,795	767,266

Expenses (note 4):
Investment management and advisory service fee	248,288	10,316,430	333,356
12b-1 fees (Class S)	—	167,882	7,590

Total expenses	248,288	10,484,312	340,946

Net investment income (loss)	291,909	15,174,483	426,320

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	681,151	72,506,740	(232,496)
Net realized gain (loss) on foreign currency transactions	—	—	(1,253)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,963,274	59,079,432	2,814,059

Net gain (loss)	2,644,425	131,586,172	2,580,310

Net increase (decrease) in net assets resulting from operations	$2,936,334	$146,760,655	$3,006,630

* Foreign taxes withheld on dividends received	—	$97,331	$36,628

See accompanying notes to financial statements.
56	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$1,792,827	$94,660	$1,809,288	$292,327	$882,693	$511,633	$140,269
6,131	1,714	23,927	2,713	7,082	2,104	1,040

1,798,958	96,374	1,833,215	295,040	889,775	513,737	141,309

1,164,995	53,226	1,844,093	159,341	1,301,587	312,272	155,011
—	5,252	—	7,597	—	—	—

1,164,995	58,478	1,844,093	166,938	1,301,587	312,272	155,011

633,963	37,896	(10,878)	128,102	(411,812)	201,465	(13,702)

11,226,235	(59,584)	4,151,414	(155,043)	3,000,251	(519,662)	(17,969)
—	(909)	—	30	—	(3,788)	1,141

10,499,569	553,305	21,044,515	1,772,310	12,418,238	2,819,488	1,716,216

21,725,804	492,812	25,195,929	1,617,297	15,418,489	2,296,038	1,699,388

$22,359,767	$530,708	$25,185,051	$1,745,399	$15,006,677	$2,497,503	$1,685,686

—	$7,178	$4,675	$2,418	$4,278	$54,621	$16,257

JUNE 30, 2017	57

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
Operations:
Net investment income	$291,909	$281,339	$15,174,483	$16,810,135
Net realized gain (loss) on investments and foreign currency transactions	681,151	405,475	72,506,740	64,500,977
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	1,963,274	(494,909)	59,079,432	(40,919,305)

Net increase (decrease) in net assets resulting from operations	2,936,334	191,905	146,760,655	40,391,807

Distributions from:
Net investment income
Common shares (Class I)	(270,000)	(483,000)	(13,709,100)	(18,773,757)
Common shares (Class S)	—	—	(789,900)	(1,221,244)
Net realized gains on investments
Common shares (Class I)	—	(1,053,969)	(60,795,024)	(106,854,655)
Common shares (Class S)	—	—	(4,229,591)	(7,776,788)

Total distributions	(270,000)	(1,536,969)	(79,523,615)	(134,626,444)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	5,470,617	8,592,853	235,309,300	361,580,592
Common shares (Class S)	—	—	4,759,392	4,208,565
Reinvested distributions
Common shares (Class I)	268,772	1,524,296	21,753,300	40,052,131
Common shares (Class S)	—	—	4,974,693	8,936,473
Payments for shares redeemed
Common shares (Class I)	(6,675,093)	(8,230,744)	(246,146,918)	(327,488,522)
Common shares (Class S)	—	—	(16,552,919)	(21,609,224)

Increase (decrease) in net assets from capital transactions	(935,704)	1,886,405	4,096,848	65,680,015

Total increase (decrease) in net assets	1,730,630	541,341	71,333,888	(28,554,622)

Net assets:
Beginning of period	23,511,051	22,969,710	1,009,864,578	1,038,419,200

End of period *	$25,241,681	$23,511,051	$1,081,198,466	$1,009,864,578

Capital transactions in shares:
Sold
Common shares (Class I)	251,315	413,544	14,366,496	22,658,489
Common shares (Class S)	—	—	296,303	263,412
Reinvested distributions
Common shares (Class I)	12,751	74,586	1,378,945	2,621,435
Common shares (Class S)	—	—	316,539	587,079
Redeemed
Common shares (Class I)	(305,161)	(401,816)	(15,130,992)	(20,620,329)
Common shares (Class S)	—	—	(1,021,341)	(1,343,328)

Net increase (decrease)	(41,095)	86,314	205,950	4,166,758

* includes undistributed (distributions in excess of) net investment income (loss)	$82,423	$60,565	$3,846,558	$3,187,293

[1]	The Fund commenced investment operations on June 30, 2016.

See accompanying notes to financial statements.
58	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit ESG Growth Fund
Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017 [1]

$426,320	$375,267	$633,963	$576,725	$37,896
(233,749)	(610,940)	11,226,235	8,600,977	(60,493)
2,814,059	(170,944)	10,499,569	(10,559,412)	553,305

3,006,630	(406,617)	22,359,767	(1,381,710)	530,708

(354,957)	(530,057)	(571,000)	(4,260,000)	(4,383)
(38,043)	(62,943)	—	—	(1,717)

—	(1,512,966)	(7,612,702)	(28,228,978)	—
—	(201,110)	—	—	—

(393,000)	(2,307,076)	(8,183,702)	(32,488,978)	(6,100)

2,665,400	2,302,443	2,592,948	6,199,628	2,077,200
409,892	181,452	—	—	2,072,000

354,297	2,042,797	8,064,947	32,014,455	4,383
37,741	264,053	—	—	1,717

(2,041,964)	(1,040,365)	(28,672,696)	(31,691,511)	—
(334,935)	(719,020)	—	—	(10,199)

1,090,431	3,031,360	(18,014,801)	6,522,572	4,145,101

3,704,061	317,667	(3,838,736)	(27,348,116)	4,669,709

25,193,201	24,875,534	117,458,746	144,806,862	—

$28,897,262	$25,193,201	$113,620,010	$117,458,746	$4,669,709

194,406	164,944	66,462	145,288	207,625
29,646	13,425	—	—	206,622

26,168	154,832	224,089	874,234	428
2,789	20,031	—	—	168

(151,558)	(74,696)	(750,228)	(825,719)	—
(24,106)	(49,928)	—	—	(978)

77,345	228,608	(459,677)	193,803	413,865

$142,589	$113,414	$280,441	$217,862	$32,139

JUNE 30, 2017	59

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Mid Cap Growth Fund		Sit Small Cap Dividend Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
Operations:
Net investment income (loss)	($10,878)	($340,217)	$128,102	$97,450
Net realized gain (loss) on investments and foreign currency transactions	4,151,414	3,828,112	(155,013)	(178,755)
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	21,044,515	(19,621,396)	1,772,310	237,270

Net increase (decrease) in net assets resulting from operations	25,185,051	(16,133,501)	1,745,399	155,965

Distributions from:
Net investment income
Common shares (Class I)	—	—	(87,515)	(59,286)
Common shares (Class S)	—	—	(21,485)	(24,214)
Net realized gains on investments
Common shares (Class I)	(1,410,787)	(23,213,056)	—	(452)
Common shares (Class S)	—	—	—	(218)

Total distributions	(1,410,787)	(23,213,056)	(109,000)	(84,170)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	1,746,154	1,517,223	6,275,456	2,301,643
Common shares (Class S)	—	—	876,893	312,218
Reinvested distributions
Common shares (Class I)	1,364,194	22,382,176	83,800	57,003
Common shares (Class S)	—	—	21,044	24,085
Payments for shares redeemed
Common shares (Class I)	(10,102,829)	(16,883,360)	(656,383)	(338,246)
Common shares (Class S)	—	—	(424,301)	(3,034)

Increase (decrease) in net assets from capital transactions	(6,992,481)	7,016,039	6,176,509	2,353,669

Total increase (decrease) in net assets	16,781,783	(32,330,518)	7,812,908	2,425,464

Net assets:
Beginning of period	139,523,119	171,853,637	8,363,651	5,938,187

End of period*	$156,304,902	$139,523,119	$16,176,559	$8,363,651

Capital transactions in shares:
Sold
Common shares (Class I)	102,473	84,771	582,458	234,507
Common shares (Class S)	—	—	79,594	32,561
Reinvested distributions
Common shares (Class I)	83,899	1,427,435	7,829	5,975
Common shares (Class S)	—	—	1,981	2,522
Redeemed
Common shares (Class I)	(613,095)	(928,645)	(58,652)	(35,249)
Common shares (Class S)	—	—	(38,205)	(304)

Net increase (decrease)	(426,723)	583,561	575,005	240,012

*includes undistributed (distributions in excess of) net investment income (loss)	$4,961	—	$44,366	$24,963

See accompanying notes to financial statements.
60	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Small Cap Growth Fund		Sit International Growth Fund		Sit Developing Markets Growth Fund
Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016

($411,812)	($586,514)	$201,465	$162,017	($13,702)	$22,985
3,000,251	144,734	(523,450)	(236,287)	(16,828)	(86,530)
12,418,238	(16,063,945)	2,819,488	(1,782,725)	1,716,216	(1,286,835)

15,006,677	(16,505,725)	2,497,503	(1,856,995)	1,685,686	(1,350,380)

—	—	(97,000)	(121,000)	(18,811)	(12,000)
—	—	—	—	—	—

(144,732)	(8,910,218)	—	(1,330,288)	—	(211,867)
—	—	—	—	—	—

(144,732)	(8,910,218)	(97,000)	(1,451,288)	(18,811)	(223,867)

1,705,891	2,774,375	739,301	833,973	1,191,396	274,576
—	—	—	—	—	—

142,196	8,733,559	96,669	1,443,980	18,429	219,826
—	—	—	—	—	—

(7,102,157)	(8,698,957)	(1,058,121)	(1,015,370)	(612,094)	(815,737)
—	—	—	—	—	—

(5,254,070)	2,808,977	(222,151)	1,262,583	597,731	(321,335)

9,607,875	(22,606,966)	2,178,352	(2,045,700)	2,264,606	(1,895,582)

81,208,869	103,815,835	20,439,662	22,485,362	7,296,509	9,192,091

$90,816,744	$81,208,869	$22,618,014	$20,439,662	$9,561,115	$7,296,509

33,242	51,321	47,796	51,877	79,312	21,675
—	—	—	—	—	—

2,793	180,036	6,875	95,946	1,517	18,458
—	—	—	—	—	—

(141,431)	(177,213)	(72,598)	(64,900)	(48,216)	(67,398)
—	—	—	—	—	—

(105,396)	54,144	(17,927)	82,923	32,613	(27,265)

—	—	$177,221	$76,544	—	$18,811

JUNE 30, 2017	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Years Ended June 30,
	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$20.40	$21.54	$21.01	$18.42	$16.97

Operations:
Net investment income [1]	0.25	0.26	0.25	0.27	0.27
Net realized and unrealized gains	2.29	0.04	1.16	2.58	1.46

Total from operations	2.54	0.30	1.41	2.85	1.73

Distributions to Shareholders:
From net investment income	(0.23)	(0.45)	(0.24)	(0.26)	(0.28)
From net realized gains	—	(0.99)	(0.64)	—	—

Total distributions	(0.23)	(1.44)	(0.88)	(0.26)	(0.28)

Net Asset Value:
End of period	$22.71	$20.40	$21.54	$21.01	$18.42

Total investment return [2]	12.56%	1.47%	6.86%	15.58%	10.26%

Net assets at end of period (000’s omitted)	$25,242	$23,511	$22,970	$15,645	$13,492

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.18%	1.25%	1.17%	1.36%	1.52%

Portfolio turnover rate (excluding short-term securities)	50.31%	54.46%	47.49%	54.52%	30.86%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

62	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Years Ended June 30,
	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$15.82	$17.40	$18.69	$16.35	$14.10

Operations:
Net investment income [1]	0.24	0.26	0.25	0.26	0.27
Net realized and unrealized gains	2.09	0.32	0.92	2.96	2.46

Total from operations	2.33	0.58	1.17	3.22	2.73

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.23)	(0.32)	(0.25)	(0.25)	(0.26)
From net realized gains	(1.04)	(1.84)	(2.21)	(0.63)	(0.22)

Total distributions	(1.27)	(2.16)	(2.46)	(0.88)	(0.48)

Net Asset Value:
End of period	$16.88	$15.82	$17.40	$18.69	$16.35

Total investment return [3]	15.41%	3.94%	6.39%	20.26%	19.77%

Net assets at end of period (000’s omitted)	$1,015,920	$942,244	$955,460	$1,017,106	$920,324
Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.49%	1.64%	1.39%	1.50%	1.78%
Portfolio turnover rate (excluding short-term securities)	61.33%	75.94%	57.69%	44.36%	26.58%

Class S	Years Ended June 30,
	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$15.76	$17.34	$18.63	$16.29	$14.06

Operations:
Net investment income [1]	0.20	0.22	0.21	0.22	0.23
Net realized and unrealized gains	2.08	0.32	0.91	2.96	2.44

Total from operations	2.28	0.54	1.12	3.18	2.67

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.19)	(0.28)	(0.20)	(0.21)	(0.22)
From net realized gains	(1.04)	(1.84)	(2.21)	(0.63)	(0.22)

Total distributions	(1.23)	(2.12)	(2.41)	(0.84)	(0.44)

Net Asset Value:
End of period	$16.81	$15.76	$17.34	$18.63	$16.29

Total investment return [3]	15.11%	3.68%	6.13%	20.02%	19.39%

Net assets at end of period (000’s omitted)	$65,278	$67,620	$82,959	$103,433	$134,498
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.24%	1.39%	1.14%	1.25%	1.53%
Portfolio turnover rate (excluding short-term securities)	61.33%	75.94%	57.69%	44.36%	26.58%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2017	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Years Ended June 30,
	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$13.19	$14.80	$15.74	$14.27	$12.55

Operations:
Net investment income [1]	0.22	0.21	0.20	0.23	0.25
Net realized and unrealized gains (losses)	1.34	(0.48)	0.13	2.09	1.78

Total from operations	1.56	(0.27)	0.33	2.32	2.03

Redemption fees	— [2]	—	—	— [2]	— [2]

Distributions to Shareholders:
From net investment income	(0.21)	(0.34)	(0.20)	(0.22)	(0.23)
From net realized gains	—	(1.00)	(1.07)	(0.63)	(0.08)

Total distributions	(0.21)	(1.34)	(1.27)	(0.85)	(0.31)

Net Asset Value:
End of period	$14.54	$13.19	$14.80	$15.74	$14.27

Total investment return [3]	11.94%	(1.67% )	2.19%	16.76%	16.36%

Net assets at end of period (000’s omitted)	$25,623	$22,333	$21,424	$21,467	$14,196
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.63%	1.56%	1.33%	1.55%	1.81%
Portfolio turnover rate (excluding short-term securities)	32.04%	48.30%	75.06%	48.68%	26.15%

Class S	Years Ended June 30,
	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$13.18	$14.78	$15.72	$14.25	$12.54

Operations:
Net investment income [1]	0.19	0.18	0.16	0.20	0.21
Net realized and unrealized gains (losses)	1.33	(0.48)	0.13	2.09	1.78

Total from operations	1.52	(0.30)	0.29	2.29	1.99

Redemption fees	—	—	—	— [2]	—

Distributions to Shareholders:
From net investment income	(0.17)	(0.30)	(0.16)	(0.19)	(0.20)
From net realized gains	—	(1.00)	(1.07)	(0.63)	(0.08)

Total distributions	(0.17)	(1.30)	(1.23)	(0.82)	(0.28)

Net Asset Value:
End of period	$14.53	$13.18	$14.78	$15.72	$14.25

Total investment return [3]	11.67%	(1.89% )	2.00%	16.49%	16.01%

Net assets at end of period (000’s omitted)	$3,274	$2,861	$3,451	$3,323	$3,257
Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.38%	1.31%	1.08%	1.30%	1.56%
Portfolio turnover rate (excluding short-term securities)	32.04%	48.30%	75.06%	48.68%	26.15%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

64	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Years Ended June 30,
	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$36.02	$47.21	$52.51	$47.53	$45.53

Operations:
Net investment income [1]	0.21	0.18	0.20	0.29	0.43
Net realized and unrealized gains (losses)	7.07	(0.42)	5.04	10.23	5.69

Total from operations	7.28	(0.24)	5.24	10.52	6.12

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.19)	(1.44)	(0.24)	(0.39)	(0.46)
From net realized gains	(2.55)	(9.51)	(10.30)	(5.15)	(3.66)

Total distributions	(2.74)	(10.95)	(10.54)	(5.54)	(4.12)

Net Asset Value:
End of period	$40.56	$36.02	$47.21	$52.51	$47.53

Total investment return [3]	21.18%	(0.89% )	10.62%	22.92%	14.18%

Net assets at end of period (000’s omitted)	$113,620	$117,459	$144,807	$188,574	$196,285

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.54%	0.44%	0.41%	0.57%	0.92%

Portfolio turnover rate (excluding short-term securities)	17.69%	20.05%	24.04%	27.34%	13.42%
[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2017	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class I	Year Ended June 30, 2017 *

Net Asset Value:
Beginning of period	$10.00

Operations:
Net investment income [1]	0.11
Net realized and unrealized gains	1.20

Total from operations	1.31

Distributions to Shareholders:
From net investment income	(0.02)

Net Asset Value:
End of period	$11.29

Total investment return [2]	13.13%

Net assets at end of period (000’s omitted)	$2,349
Ratios: [3]
Expenses	1.25%
Net investment income	1.01%
Portfolio turnover rate (excluding short-term securities)	27.60%
Class S	Year Ended June 30, 2017 *

Net Asset Value:
Beginning of period	$10.00

Operations:
Net investment income [1]	0.08
Net realized and unrealized gains	1.21

Total from operations	1.29

Distributions to Shareholders:
From net investment income	(0.01)

Net Asset Value:
End of period	$11.28

Total investment return [2]	12.79%

Net assets at end of period (000’s omitted)	$2,321
Ratios: [3]
Expenses	1.50%
Net investment income	0.76%
Portfolio turnover rate (excluding short-term securities)	27.60%

*	The Fund commenced investment operations on June 30, 2016.
[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

66	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Years Ended June 30,
	2017		2016	2015	2014	2013

Net Asset Value:
Beginning of period	$15.36		$20.22	$21.08	$17.69	$15.77

Operations:
Net investment loss [1]	—	[2]	(0.04)	(0.06)	(0.07)	(0.03)
Net realized and unrealized gains (losses)	2.86		(1.92)	1.91	4.54	2.32

Total from operations	2.86		(1.96)	1.85	4.47	2.29

Redemption fees [2]	—		—	—	—	—

Distributions to Shareholders:
From net realized gains	(0.16)		(2.90)	(2.71)	(1.08)	(0.37)

Net Asset Value:
End of period	$18.06		$15.36	$20.22	$21.08	$17.69

Total investment return [3]	18.74%		(9.97% )	9.52%	25.58%	14.70%

Net assets at end of period (000’s omitted)	$156,305		$139,523	$171,854	$180,276	$152,129

Ratios: [4]
Expenses	1.25%		1.25%	1.25%	1.25%	1.25%
Net investment loss	(0.01%	)	(0.23% )	(0.30% )	(0.37% )	(0.17% )

Portfolio turnover rate (excluding short-term securities)	23.02%		21.57%	23.39%	27.65%	16.91%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2017	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class I	Year Ended June 30, 2017	Year Ended June 30, 2016	Three Months Ended June 30, 2015 *

Net Asset Value:
Beginning of period	$10.00	$9.96	$10.00

Operations:
Net investment income [1]	0.12	0.14	0.02
Net realized and unrealized gains (losses)	1.46	0.02	(0.06)

Total from operations	1.58	0.16	(0.04)

Distributions to Shareholders:
From net investment income	(0.11)	(0.12)	—
From net realized gains	—	— [2]	—

Total distributions	(0.11)	(0.12)	—

Net Asset Value:
End of period	$11.47	$10.00	$9.96

Total investment return [3]	15.84%	1.71%	(0.40%	)

Net assets at end of period (000’s omitted)	$12,716	$5,777	$3,708
Ratios: [4]
Expenses	1.25%	1.25%	1.25%
Net investment income	1.06%	1.46%	0.98%
Portfolio turnover rate (excluding short-term securities)	19.57%	26.43%	2.63%	[5]
Class S	Year Ended June 30, 2017	Year Ended June 30, 2016	Three Months Ended June 30, 2015 *

Net Asset Value:
Beginning of period	$10.00	$9.96	$10.00

Operations:
Net investment income [1]	0.09	0.11	0.02
Net realized and unrealized gains (losses)	1.45	0.03	(0.06)

Total from operations	1.54	0.14	(0.04)

Distributions to Shareholders:
From net investment income	(0.08)	(0.10)	—
From net realized gains	—	— [2]	—

Total distributions	(0.08)	(0.10)	—

Net Asset Value:
End of period	$11.46	$10.00	$9.96

Total investment return [3]	15.46%	1.46%	(0.40%	)

Net assets at end of period (000’s omitted)	$3,461	$2,587	$2,230
Ratios: [4]
Expenses	1.50%	1.50%	1.50%
Net investment income	0.81%	1.21%	0.73%
Portfolio turnover rate (excluding short-term securities)	19.57%	26.43%	2.63%	[5]

*	The Fund commenced investment operations on March 31, 2015.
[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

68	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Years Ended June 30,
	2017	2016	2015	2014		2013

Net Asset Value:
Beginning of period	$45.59	$60.10	$61.38	$50.08		$43.90

Operations:
Net investment loss [1]	(0.24)	(0.33)	(0.48)	(0.55)		(0.30)
Net realized and unrealized gains (losses)	8.91	(8.97)	6.26	11.85		6.48

Total from operations	8.67	(9.30)	5.78	11.30		6.18

Redemption fees [2]	—	—	—	—		—

Distributions to Shareholders:
From net realized gains	(0.08)	(5.21)	(7.06)	—		—

Net Asset Value:
End of period	$54.18	$45.59	$60.10	$61.38		$50.08

Total investment return [3]	19.06%	(16.00% )	10.38%	22.56%		14.08%

Net assets at end of period (000’s omitted)	$90,817	$81,209	$103,816	$99,510		$84,793

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%		1.50%
Net investment loss	(0.47% )	(0.65% )	(0.81% )	(0.94%	)	(0.64%	)

Portfolio turnover rate (excluding short-term securities)	29.08%	27.37%	31.07%	33.38%		28.36%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2017	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Years Ended June 30,
	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$14.48	$16.92	$17.44	$15.05	$13.29

Operations:
Net investment income [1]	0.14	0.12	0.09	0.28	0.20
Net realized and unrealized gains (losses)	1.68	(1.47)	(0.34)	2.28	1.80

Total from operations	1.82	(1.35)	(0.25)	2.56	2.00

Redemption fees	— [2]	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.07)	(0.09)	(0.27)	(0.17)	(0.24)
From net realized gains	—	(1.00)	—	—	—

Total distributions	(0.07)	(1.09)	(0.27)	(0.17)	(0.24)

Net Asset Value:
End of period	$16.23	$14.48	$16.92	$17.44	$15.05

Total investment return [3]	12.64%	(8.19% )	(1.35% )	17.06%	15.06%

Net assets at end of period (000’s omitted)	$22,618	$20,440	$22,485	$24,127	$20,890

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	0.97%	0.76%	0.55%	1.69%	1.39%

Portfolio turnover rate (excluding short-term securities)	39.23%	37.94%	56.97%	46.91%	27.93%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

70	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Years Ended June 30,
	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$12.26	$14.77	$17.48	$16.40	$17.70

Operations:
Net investment income (loss) [1]	(0.02)	0.04	0.03	(0.01)	0.04
Net realized and unrealized gains (losses)	3.02	(2.18)	(1.41)	2.07	0.14

Total from operations	3.00	(2.14)	(1.38)	2.06	0.18

Redemption fees	—	— [2]	—	—	—

Distributions to Shareholders:
From net investment income	(0.03)	(0.02)	—	(0.03)	(0.06)
From net realized gains	—	(0.35)	(1.33)	(0.95)	(1.42)

Total distributions	(0.03)	(0.37)	(1.33)	(0.98)	(1.48)

Net Asset Value:
End of period	$15.23	$12.26	$14.77	$17.48	$16.40

Total investment return [3]	24.56%	(14.42% )	(7.64% )	12.79%	0.36%

Net assets at end of period (000’s omitted)	$9,561	$7,297	$9,192	$10,808	$10,615

Ratios: [4]
Expenses	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.18% )	0.31%	0.16%	(0.07% )	0.24%

Portfolio turnover rate (excluding short-term securities)	19.67%	28.14%	21.51%	21.45%	15.48%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2017	71

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2017

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit ESG Growth, Sit Small Cap Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth	Maximize long-term capital appreciation.
ESG Growth	Maximize long-term capital appreciation.
Mid Cap Growth	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among

72	SIT MUTUAL FUNDS ANNUAL REPORT

others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of June 30, 2017 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

JUNE 30, 2017	73

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2017 (Continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2017, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At June 30, 2017, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$5,406,507	($173,653)	$5,232,854	$19,922,824
Dividend Growth	173,385,025	(10,386,332)	162,998,693	921,843,013
Global Dividend Growth	4,505,051	(382,260)	4,122,791	24,932,555
Large Cap Growth	47,872,526	(403,983)	47,468,543	66,769,667
ESG Growth	616,846	(63,545)	553,301	4,114,017
Mid Cap Growth	66,750,329	(842,410)	65,907,919	91,738,063
Small Cap Dividend Growth	2,310,493	(349,191)	1,961,302	14,311,278
Small Cap Growth	30,467,669	(194,334)	30,273,335	61,425,801
International Growth	3,858,500	(547,673)	3,310,827	19,107,105
Developing Markets Growth	2,452,273	(266,351)	2,185,922	7,377,216

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2017 and 2016 were as follows:

74	SIT MUTUAL FUNDS ANNUAL REPORT

Year Ended June 30, 2017:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$270,000	—	$270,000
Dividend Growth (Class I)	18,184,824	$56,369,317	74,554,141
Dividend Growth (Class S)	1,047,785	3,921,689	4,969,474
Global Dividend Growth (Class I)	354,957	—	354,957
Global Dividend Growth (Class S)	38,043	—	38,043
Large Cap Growth	598,249	7,585,453	8,183,702
ESG Growth	6,100	—	6,100
Mid Cap Growth	—	1,410,787	1,410,787
Small Cap Dividend Growth (Class I)	87,515	—	87,515
Small Cap Dividend Growth (Class S)	21,485	—	21,485
Small Cap Growth	—	144,732	144,732
International Growth	97,000	—	97,000
Developing Markets Growth	18,811	—	18,811

Year Ended June 30, 2016:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$508,889	$1,028,080	$1,536,969
Dividend Growth (Class I)	23,739,125	101,891,044	125,630,169
Dividend Growth (Class S)	1,582,606	7,415,541	8,998,147
Global Dividend Growth (Class I)	530,149	1,512,875	2,043,024
Global Dividend Growth (Class S)	62,954	201,098	264,052
Large Cap Growth	4,558,215	27,930,763	32,488,978
Mid Cap Growth	—	23,213,056	23,213,056
Small Cap Dividend Growth (Class I)	59,292	446	59,738
Small Cap Dividend Growth (Class S)	24,216	216	24,432
Small Cap Growth	—	8,910,218	8,910,218
International Growth	205,203	1,246,085	1,451,288
Developing Markets Growth	12,000	211,867	223,867

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain	Unrealized Appreciation (Depreciation)
Balanced	$82,423	$605,591	$5,232,854
Dividend Growth	17,604,115	37,535,605	162,998,693
Global Dividend Growth	142,589	—	4,122,607
Large Cap Growth	641,691	8,842,329	47,468,543
ESG Growth	32,139	—	553,305
Mid Cap Growth	4,961	4,062,233	65,907,919
Small Cap Dividend Growth	44,366	—	1,961,302
Small Cap Growth	—	3,000,150	30,273,335
International Growth	177,221	—	3,309,174
Developing Markets Growth	—	—	2,185,900

JUNE 30, 2017	75

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2017 (Continued)

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Additional Paid-in Capital
Balanced	($51)	$51	—
Dividend Growth	(16,218)	16,218	—
Global Dividend Growth	(4,145)	4,145	—
Large Cap Growth	(384)	384	—
ESG Growth	343	909	($1,252)
Mid Cap Growth	15,839	(15,839)	—
Small Cap Dividend Growth	301	(300)	(1)
Small Cap Growth	411,812	(6,393)	(405,419)
International Growth	(3,788)	3,788	—
Developing Markets Growth	13,702	(1,141)	(12,561)

These differences were primarily attributable to return of capital dividends received, 988 reclassifications, non-deductible net operating losses and corporate actions on shares held.

Net capital loss carryovers and late year losses, if any, as of June 30, 2017, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds’ are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of June 30, 2017, were as follows:

	Unlimited Period of Net Capital Loss Carryover		Late Year Losses Deferred	Accumulated Capital and Other Losses
	Short-Term	Long-Term
Global Dividend Growth	$718,740	$186,394	—	$905,134
ESG Growth	59,584	—	—	59,584
Small Cap Dividend Growth	234,504	87,797	—	322,301
International Growth	723,576	148,939	—	872,515
Developing Markets Growth	90,015	92,540	—	182,555

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

76	SIT MUTUAL FUNDS ANNUAL REPORT

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2017, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
Balanced	$1,450,388	$10,626,343	$2,127,958	$10,227,021
Dividend Growth	—	622,697,319	—	682,271,432
Global Dividend Growth	—	9,840,443	—	8,308,800
Large Cap Growth	—	20,196,670	—	41,516,206
ESG Growth	—	5,031,712	—	1,017,446
Mid Cap Growth	—	32,532,723	—	38,011,844
Small Cap Dividend Growth	—	8,182,055	—	2,353,789
Small Cap Growth	—	24,632,222	—	32,077,558
International Growth	—	7,964,494	—	8,108,552
Developing Markets Growth	—	1,839,559	—	1,489,703

JUNE 30, 2017	77

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2017 (Continued)

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Balanced	1.00%
Dividend Growth Class I and Class S	1.00%
Global Dividend Growth Class I and Class S	1.25%
Large Cap Growth	1.00%
ESG Growth Class I and Class S	1.25%
Mid Cap Growth	1.25%
Small Cap Dividend Growth Class I and Class S	1.25%
Small Cap Growth	1.50%
International Growth	1.50%
Developing Markets Growth	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2017:

	Shares	% Shares Outstanding
Balanced	254,934	22.9
Dividend Growth	1,251,753	2.0
Global Dividend Growth	753,321	37.9
Large Cap Growth	614,026	21.9
ESG Growth	408,219	98.6
Mid Cap Growth	3,847,057	44.4
Small Cap Dividend Growth	832,807	59.0
Small Cap Growth	912,292	54.4
International Growth	813,417	58.4
Developing Markets Growth	260,519	41.5

78	SIT MUTUAL FUNDS ANNUAL REPORT

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the year ended June 30, 2017, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$65	$259
Global Dividend Growth	13	—
Large Cap Growth	307	—
Mid Cap Growth	4	—
Small Cap Growth	1,333	—
International Growth	35	—

(6)	Regulatory Updates

In October 2016, the SEC amended existing rules intended to modernize reporting and disclosure information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendments will result in certain additional or revised disclosures in the financial statements and accompanying notes.

(7)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

JUNE 30, 2017	79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

Sit Mutual Funds, Inc.

Sit Large Cap Growth Fund, Inc.

Sit Mid Cap Growth Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit ESG Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund, (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., and Sit Mid Cap Growth Fund, Inc. (collectively, the Funds), including the schedules of investments, as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with custodians and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit ESG Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund, Sit Large Cap Growth Fund, and Sit Mid Cap Growth Fund as of June 30, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

August 18, 2017

80	SIT MUTUAL FUNDS ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 to June 30, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period* (1/1/17- 6/30/17)
Balanced Fund
Actual	$1,000	$1,088.90	$5.18
Hypothetical	$1,000	$1,019.84	$5.01

Dividend Growth Fund
Actual
Class I	$1,000	$1,086.10	$5.17
Class S	$1,000	$1,084.40	$6.46
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,080.80	$6.45
Class S	$1,000	$1,080.20	$7.74
Hypothetical
Class I	$1,000	$1,018.60	$6.26
Class S	$1,000	$1,017.36	$7.50

Large Cap Growth Fund
Actual	$1,000	$1,142.90	$5.31
Hypothetical	$1,000	$1,019.84	$5.01

ESG Growth Fund
Actual
Class I	$1,000	$1,109.00	$6.54
Class S	$1,000	$1,107.10	$7.84
Hypothetical
Class I	$1,000	$1,018.60	$6.26
Class S	$1,000	$1,017.36	$7.50

Mid Cap Growth Fund
Actual	$1,000	$1,123.10	$6.58
Hypothetical	$1,000	$1,018.60	$6.26

Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$1,040.90	$6.33
Class S	$1,000	$1,039.40	$7.58
Hypothetical
Class I	$1,000	$1,018.60	$6.26
Class S	$1,000	$1,017.36	$7.50

JUNE 30, 2017	81

EXPENSE EXAMPLE (Unaudited) (Continued)

Fund	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period* (1/1/17- 6/30/17)
Small Cap Growth Fund
Actual	$1,000	$1,075.00	$7.72
Hypothetical	$1,000	$1,017.36	$7.50

International Growth Fund
Actual	$1,000	$1,151.90	$8.00
Hypothetical	$1,000	$1,017.36	$7.50

Developing Markets Growth Fund
Actual	$1,000	$1,250.40	$11.16
Hypothetical	$1,000	$1,014.88	$9.99

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth, Class S, Global Dividend Growth, Class I, Small Cap Dividend Growth, Class I, Mid Cap Growth, and ESG Growth, Class I Funds; 1.50% for Global Dividend Growth, Class S, Small Cap Dividend Growth, Class S, Small Cap Growth, ESG Growth, Class S and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

82	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Equity Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the Dividends Received Deductions for the period of July 1, 2016 to June 30, 2017 is as follows:

Fund	Percentage
Balanced Fund	80.4%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	99.3
Large Cap Growth Fund	100.0
ESG Growth Fund	100.0
Small Cap Dividend Growth Fund	100.0
International Growth Fund	3.4
Developing Markets Growth Fund	18.5

For the year ended June 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Balanced Fund	91.6%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	100.0
Large Cap Growth Fund	100.0
ESG Growth Fund	100.0
Small Cap Dividend Growth Fund	100.0
International Growth Fund	100.0
Developing Markets Growth Fund	100.0

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended June 30, 2017. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Balanced Fund	$605,591
Dividend Growth Fund	60,291,006
Large Cap Growth Fund	10,880,874
Mid Cap Growth Fund	4,062,337
Small Cap Growth Fund	3,000,251

JUNE 30, 2017	83

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The Stock Funds described in this Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, and the Sit ESG Growth Fund (the “Funds” or individually, a “Fund”). The bond funds within the Sit Mutual Fund family are described in a separate Bond Funds’ Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, and Sit Small Cap Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the Funds’ directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 55 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	14	TCF Financial Corporation.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 81 Director	Director since 2012 or the Fund’s inception, if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present.	14	None.
Sidney L. Jones Age: 83 Director	Director from 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Bruce C. Lueck Age: 76 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 69 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception, if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present; Partner of Ranieri Partners, 2007 to December 2012.	14	None.
Barry N. Winslow Age: 69 Director	Director since 2010 or the Fund’s inception, if later.	Vice-Chairman of TCF Financial Corporation, July 2008 to July 2014.	14	TCF Financial Corporation.

84	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 54 Vice President – Investments of Balanced Fund only	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 48 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce A. Doty Age: 50 Vice President - Investments of Balanced Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Kent L. Johnson Age: 51 Vice President - Investments	Officer since 2003; Re-Elected by the Boards annually.	Senior Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 72 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Senior Counsel of the Funds’ general counsel, Dorsey & Whitney, LLP since January 2016; Partner from January 1976 to December 2015.	N/A	N/A
Paul E. Rasmussen Age: 56 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 51 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Robert W. Sit Age: 48 Vice President - Investments	Officer since 1997; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit Age: 57 Vice President - Investments	Officer since 1985; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

[1]	Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and his successor is duly elected and shall qualify.
[2]

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a an officer of Sit Investment Associates, Inc., the Fund’s investment adviser.

3	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

JUNE 30, 2017	85

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

86	SIT MUTUAL FUNDS ANNUAL REPORT

[This page intentionally left blank.]

JUNE 30, 2017	87

[This page intentionally left blank.]

88	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report
June 30, 2017

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

GENERAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
www.sitfunds.com

Sit Stock 6-2017

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2017	21,300	0	5,175	0
Fiscal year ended June 30, 2016	20,700	0	4,925	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:

(a)	The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer
Date August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer
Date August 25, 2017

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman
Date August 25, 2017